                         EMPLOYEE STOCK OWNERSHIP PLAN


                                       OF

                                ALFALFA'S, INC.

                               TABLE OF CONTENTS

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
PREAMBLE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE I  -  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.1  "Affiliated Entity"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.2  "Alternate Payee"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.3  "Annual Addition"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.4  "Break in Service"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.5  "Code"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.6  "Committee"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.7  "Company"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.8  "Company Contributions"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.9  "Compensation"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.10 "Covered Employee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.11 "Determination Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.12 "Determination Year"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.13 "Disability"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.14 "Dollar Limitation"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.15 "Domestic Relations Order"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.16 "Effective Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.17 "Employee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.18 "Employer Securities"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.19 "ERISA"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.20 "Family Group"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.21 "Family Member"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.22 "Five-Percent Owner"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.23 "Highly Compensated Employee"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.24 "Hour of Service"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         1.25 "Key Employee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.26 "Limitation Year"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.27 "Look-Back Year"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.28 "Non-Highly Compensated Employee"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.29 "Non-Key Employee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.30 "Normal Retirement Age"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.31 "Participant"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.32 "Plan Year"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.33 "Qualified Domestic Relations Order ("QDRO")"   . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.34 "Qualified Election Period"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.35 "Qualified Participant"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.36 "Required Beginning Date"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11



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
         1.37 "Spouse"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.38 "Stock"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.39 "Taxable Year"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.40 "Top-Paid Group"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.41 "Total Distribution"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.42 "Valuation Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.43 "Year of Service"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

ARTICLE II  -  Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.1  Participation - Required Service - Minimum Age  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.2  Break in Covered Employee Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         2.3  Enrollment - Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         2.4  Voluntary Non-Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         2.5  Absences  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

ARTICLE III  - Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         3.1  Company Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         3.2  Return of Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         3.3  Limitation on Annual Additions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE IV  -  Interests in the Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         4.1  Participants' Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         4.2  Valuation of Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         4.3  Allocation of Increase or Decrease in Net Worth . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         4.4  Allocation of Company Contributions and Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . .  18

ARTICLE V  -  Amount of Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         5.1  Vesting Schedule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         5.2  Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         5.3  Restoration of Forfeitures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         5.4  Method of Forfeiture Restoration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         5.5  Allocation of Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         5.6  Credits for Pre-Break Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         5.7  Transfers - Portability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         5.8  Reemployment - Separate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE VI  -  Distribution of Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         6.1  Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         6.2  Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         6.3  Distributable Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         6.4  Manner of Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         6.5  Time of Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

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
         6.6  Separate Accounting for Distributable Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE VII  -  Withdrawals and Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         7.1  Hardship Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE VIII  -  Allocation of Responsibilities - Named Fiduciaries . . . . . . . . . . . . . . . . . . . . . . . . .  26
         8.1  No Joint Fiduciary Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         8.2  The Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         8.3  The Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         8.4  The Committee - Plan Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         8.5  Committee to Construe Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         8.6  Organization of Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         8.7  Agent for Process . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         8.8  Indemnification of Committee Members  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

ARTICLE IX  -  Trust Agreement - Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         9.1  Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         9.2  Expenses of Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         9.3  Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

ARTICLE X  -  Termination and Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         10.1  Termination of Plan or Discontinuance of Contributions . . . . . . . . . . . . . . . . . . . . . . . .  29
         10.2  Allocations upon Termination or Discontinuance of Company  Contributions . . . . . . . . . . . . . . .  29
         10.3  Procedure Upon Termination of Plan or Discontinuance of Contributions  . . . . . . . . . . . . . . . .  29
         10.4  Amendment by Alfalfa's . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         10.5  Amendment to Vesting Schedule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

ARTICLE XI  -  Special Provisions Regarding Company Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         11.1  Special Distribution and Payment Requirements. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         11.2  Put Option Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         11.3  Diversification of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         11.4  Registration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         11.5  Investment of Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         11.6  Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         11.7  Voting of Company Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         11.8  Company Stock to Be Subject to Certain Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         11.9  Valuation of Company Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         11.10  Distribution of Cash or Company Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         11.11  Buy Sell Arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35





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
ARTICLE XII  -  Company Stock Purchased With Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         12.1  Prohibition Against Non-Exempt Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         12.2  Voting Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         12.3  Allocation to Accounts of Participants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         12.4  Non-Terminable Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

ARTICLE XIII  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         13.1  Adoption of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         13.2  Agent of Affiliated Entity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         13.3  Disaffiliation and Withdrawal from Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         13.4  Effect of Disaffiliation or Withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         13.5  Distribution Upon Disaffiliation or Withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

ARTICLE XIV  -  Top-Heavy Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         14.1  Application of Top-Heavy Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         14.2  Determination of Top-Heavy Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         14.3  Special Vesting Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         14.4  Special Minimum Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         14.5  Change in Top-Heavy Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

ARTICLE XV  -  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         15.1  Right to Dismiss Employees - No Employment Contract  . . . . . . . . . . . . . . . . . . . . . . . . .  44
         15.2  Claims Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         15.3  Source of Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         15.4  Exclusive Benefit of Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         15.5  Forms of Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         15.6  Failure of Any Other Entity to Qualify . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         15.7  Notice of Adoption of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         15.8  Plan Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         15.9  Inalienability of Benefits - Domestic Relations Orders . . . . . . . . . . . . . . . . . . . . . . . .  46
         15.10  Payments Due Minors or Incapacitated Individuals  . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         15.11  Uniformity of Application . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         15.12  Disposition of Unclaimed Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         15.13  Pronouns:  Gender and Number  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         15.14  Applicable Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49





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
                         EMPLOYEE STOCK OWNERSHIP PLAN
                                       OF
                                ALFALFA'S, INC.


                                    PREAMBLE

         Natural Horizons, Inc., a Colorado corporation ("NHI"), established an Employee Stock Ownership Plan (the "Plan") effective July 1, 1985. NHI concurrently established a trust (the "Trust") as part of the Plan. Subsequent to the adoption of the Plan by NHI, Alfalfa's, Inc., a Colorado corporation ("Alfalfa's"), the parent of NHI and Alfalfa's Boulder, Inc., a Colorado corporation, adopted the Plan to cover the eligible Employees of Alfalfa's and its Affiliated Entities (as defined herein) which have adopted or will adopt the Plan and Trust. Alfalfa's reserved the right and power to amend the Plan, which it has done from time to time. In the exercise of that right and power, the Plan is hereby further amended and restated in its entirety, generally effective June 28, 1993, unless provided otherwise. Any Participant (as defined herein) in the Plan who is credited with at least one Hour of Service (as defined herein) after the effective date of this amendment and restatement shall be subject to the provisions of this Plan as so amended and restated.
Any Participant in the Plan prior to the effective date of this amendment and restatement who is not credited with an Hour of Service after the effective date of this amendment and restatement shall continue to be governed by the provisions of the Plan as in effect immediately prior to the effective date of this amendment and restatement. The Plan and Trust are intended to comply with the provisions of the Code (as defined herein) and ERISA (as defined herein) and to qualify both as a stock bonus plan for all purposes of the Code, and an employee stock ownership plan under Code section 4975(e)(7).


                                   ARTICLE I
                                  DEFINITIONS

         The following words and phrases shall have the meaning set forth below:

         1.1     "Affiliated Entity" means:

                 (a) for all Sections of the Plan except those listed in Subsection (b), any corporation or other entity, now or hereafter formed, that is or shall become affiliated with the Company, either directly or indirectly, through stock ownership or control, and which is (i) included in the controlled group of corporations (within the meaning of Code section 1563(a) without regard to Code section 1563(a)(4) and Code section 1563(e)(3)(C)) in which the Company is also included; (ii) included in the group of entities (whether or not incorporated) under common control (within the meaning of Code section 414(c)) in which the Company is also included; (iii) included in an affiliated service group (within the meaning of Code section 414(m)) in which the Company is also included; (iv) required to be aggregated with the Company by Code section 414(o); or (v) affiliated with the Company through stock ownership or as otherwise determined by the Company.

                 (b)      for purposes of determining Annual Additions under
Section 1.3, limiting Annual Additions to a Participant's account(s) under
Section 3.3, and construing the defined terms as they are used in Sections 1.3 and 3.3 (such as "Compensation" and "Employee"), the term "Affiliated Entity" means any Affiliated Entity as determined in Paragraphs (a)(iii) and (a)(iv), and any entity that would be an Affiliated Entity under Paragraphs (a)(i) and
(a)(ii) if the phrase "more than 50%" were substituted for the phrase "at least 80%" each place it occurs in Code section 1563(a)(1).

         1.2 "Alternate Payee" means a Participant's Spouse, former spouse, child, or other dependent who is recognized by a QDRO as having a right to receive all, or a portion of, the benefits payable under this Plan with respect to such Participant.

         1.3 "Annual Addition" means the allocations to a Participant's account(s) for any Limitation Year, as described in detail below.

                 (a) Annual Additions shall include: (i) Company Contributions to this Plan and any other defined contribution plan maintained by the Company or any Affiliated Entity; (ii) after-tax contributions to any other defined contribution plan maintained by the Company or any Affiliated Entity; (iii) forfeitures allocated to a Participant's account(s) in this Plan and any other defined contribution plan maintained by the Company or any Affiliated Entity (except as provided in Paragraphs (b)(iii) and (b)(vi) below); (iv) all amounts paid or accrued after December 31, 1985 in Taxable Years ending after December 31, 1985, to a welfare benefit fund as defined in Code section 419(e) and allocated to the separate account (under such welfare benefit fund) of a Key Employee to provide post-retirement medical benefits; and (v) contributions allocated on the Participant's behalf to any individual medical account as defined in Code section 415(l)(2).

                 (b) Annual Additions shall not include: (i) rollover contributions, made pursuant to Code section 402(a)(5), 403(a)(4), 403(b)(8), 405(d)(3), 408(d)(3), or 409(b)(3)(C) to any other defined contribution plan maintained by the Company or an Affiliated Entity; (ii) repayments of loans made to a Participant from a qualified plan maintained by the Company or any Affiliated Entity; (iii) repayments of forfeitures for rehired Participants, as described in Code sections 411(a)(7)(B) and 411(a)(3)(D); (iv) direct transfer of employee contributions from one qualified plan to any other qualified defined contribution plan maintained by the Company or any Affiliated Entity;
(v) deductible employee contributions within the meaning of Code section 72(o)(5); or (vi) repayments of forfeitures of missing individuals pursuant to
Section 15.12.

         1.4 "Break in Service" means a Plan Year in which a Participant fails to receive credit for more than 500 Hours of Service. A five-year Break in Service means five consecutive one-year Breaks in Service. A leave of absence in a non-paid status that is approved in writing by the Company or an Affiliated Entity shall not constitute a Break in Service for eligibility or vesting purposes. A leave of absence in a non-paid status that is approved in writing by the Company shall not constitute a Break in Service for participation purposes.

         1.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and rulings in effect thereunder from time to time.

         1.6     "Committee" means the administrative committee provided for in
Section 8.4.

         1.7 "Company" means Alfalfa's, any successor thereto, and any Affiliated Entity that adopts the Plan pursuant to Article XIII.

         1.8 "Company Contributions" means all contributions to the Plan made by the Company pursuant to Section 3.1 for the Plan Year.

         1.9     "Compensation" means:

                 (a) Prior Years' Code Section 415 Compensation, Inclusions. Effective for Limitation Years ending before June 25, 1990, for purposes of determining the limitation on Annual Additions under Section 3.3 and the minimum contribution under Section 14.4 when the Plan is top-heavy, Compensation shall include the following amounts:

                          (i) the Employee's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Company or an Affiliated Entity to the extent that the amounts are includable in gross income, including overtime, commissions, compensation based on profits, tips, bonuses, fringe benefits, reimbursements and expense allowances under a non-accountable plan as described in Treasury Regulation section 1.62-2(c), all foreign earned income as defined in Code section 911(b) (whether or not excludable from gross income under Code section 911), and any amounts that are excluded from income under Code sections 931 or 933;

                          (ii) health benefits described in Code sections 104(a)(3), 105(a) and 105(h) to the extent that such amounts are includable in the Employee's gross income;

                          (iii) amounts paid or reimbursed by the Company or an Affiliated Entity for moving expenses incurred by the Employee, to the extent that, at the time of payment, it is reasonable to believe that such amounts are not deductible by the Employee under Code section 217;

                          (iv) the value of a non-qualified stock option granted to the Employee by the Company or an Affiliated Entity, to the extent that the value of the option is includable in the Employee's gross income for the taxable year in which the option is granted;

                          (v) the amount includable in the Employee's gross income upon making the election described in Code section 83(b); and

                          (vi) any amounts received by the Employee, pursuant to an unfunded non-qualified plan, in the year such amounts are includable in the Employee's gross income.

                 (b) Prior Years' Code Section 415 Compensation, Exclusions. Effective for Limitation Years ending before June 25, 1990, for purposes of determining the limitations on Annual

Additions under Section 3.3 and the minimum contribution under Section 14.4 when the Plan is top-heavy, Compensation shall not include the following items:

                          (i) contributions made by the Company or an Affiliated Entity to a plan of deferred compensation, to the extent that, before the application of the limitations of Code section 415 to such plan, such contributions are not includable in the gross income of the Employee for the taxable year in which such contributions were contributed;

                          (ii) contributions made by the Company or an Affiliated Entity on behalf of an Employee to a simplified employee pension plan described in Code section 408(k), to the extent that such contributions are not includable in the Employee's gross income;

                          (iii) any distributions from a plan of deferred compensation, regardless of whether such amounts are includable in the gross income of the Employee;

                          (iv) amounts realized from the exercise of a non-qualified stock option;

                          (v) amounts realized when restricted stock or property held by the Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture, as described in Code section 83;

                          (vi) amounts realized from the sale, exchange, or other disposition of stock acquired under an incentive stock option;

                          (vii) other amounts that receive special tax benefits, including premiums for group term life insurance, to the extent that the premiums are not includable in the Employee's gross income; and

                          (viii) contributions made by the Company or an Affiliated Entity (whether or not pursuant to a salary reduction agreement) towards the purchase of an annuity described in Code section 403(b) (whether or not such contributions are excludable from the gross income of the Employee).

                 (c) Subsequent Years' Code Section 415 Compensation. Effective for Limitation Years beginning on or after June 25, 1990, for purposes of determining the limitation on Annual Additions under Section 3.3 and the minimum contribution under Section 14.4 when the Plan is top-heavy, Compensation shall mean those amounts reported as "wages, tips, other compensation" on Form W-2 by the Company or an Affiliated Entity, excluding amounts paid or reimbursed by the Company or an Affiliated Entity for moving expenses incurred by an Employee to the extent that it is reasonable to believe at the time of payment that such amounts are deductible by the Employee under Code section 217.

                 (d) Code Section 415 Compensation, Other Rules. For purposes of Section 3.3, Compensation shall be measured over a Limitation Year. For purposes of Section 14.4, Compensation shall be measured over that portion of a Plan Year (i) after the Employee has satisfied any eligibility requirement of Section 2.1 and (ii) while the Employee is a Covered Employee. For Plan Years or Limitation Years beginning before June 24, 1991, Compensation shall include amounts paid to or accrued by the Employee. For Plan Years or Limitation Years beginning on or after June 24, 1991, Compensation shall include amounts paid to the Employee, but shall not include any additional amounts accrued by the Employee (except for de minimis amounts earned but not paid because of the timing of pay periods, as provided in the regulations under Code section 415).

                 (e) Code Section 414(q) Compensation. For purposes of identifying Highly Compensated Employees and Key Employees under Sections 1.23, 1.25, and 1.40, Compensation shall mean those amounts reported as "wages, tips, other compensation" on Form W-2 by the Company or an Affiliated Entity, and elective contributions that are not includable in the Employee's income pursuant to Code sections 125, 402(a)(8), 402(h), or 403(b). Nevertheless, Compensation shall exclude amounts paid or reimbursed by the Company or an Affiliated Entity for moving expenses incurred by an Employee to the extent that it is reasonable to believe at the time of payment that such amounts are deductible by the Employee under Code section 217. For purposes of identifying Key Employees, Compensation shall be measured over a Plan Year; for purposes of identifying Highly Compensated Employees, Compensation shall be measured over a Determination Year or Look-Back Year, whichever is applicable.

                 (f) Benefit Compensation. For purposes of determining and allocating Company Contributions under Subsection 3.1(a) and Section 4.4, Compensation shall mean:

                          (i) Effective from June 25, 1990 through June 23, 1991, an Employee's base weekly cash compensation paid to an Employee by the Company for services rendered to the Company, together with overtime, but excluding expense allowances or reimbursements, management bonuses, Contributions under this Plan or any other retirement or life insurance program, or under any health or welfare plan, maintained by the Company to the extent that such Contributions are not included in the Employee's gross income for federal income tax purposes.

                          (ii) Effective June 24, 1991, the amounts reported as "wages, tips, other compensation" on Form W-2 by the Company, plus elective contributions that are not includable in the Employee's income pursuant to Code sections 125, 402(a)(8), 402(h), 403(b), 414(h)(2), or 457(b). Notwithstanding the foregoing, Compensation shall exclude reimbursements and other expense allowances, fringe benefits, moving expenses, deferred compensation, and welfare benefits. In addition, Compensation shall exclude management bonuses paid only to Highly Compensated Employees. Compensation shall be measured over that portion of a Plan Year after the Employee has satisfied the eligibility requirements of Subsection 2.1(a) and while the Employee is a Covered Employee.

                 (g) Limit on Compensation. For purposes of calculating the minimum contribution required in top-heavy years under Subsections (a),
(b), (c), and (d), and for purposes of calculating the maximum allocation of Company Contributions under Subsection (f), the Compensation taken into account for the appropriate time period shall not exceed the compensation limit in effect for the calendar year in which the time period begins. The compensation limit is $200,000 (as adjusted by the Secretary of Treasury).

         1.10 "Covered Employee" means any Employee of the Company except for:

                 (a) A leased employee within the meaning of Code section 414(n)(2);

                 (b) A non-resident alien who either (i) receives no earned income (within the meaning of Code section 911(d)(2)) from the Company or any Affiliated Entity that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)) or (ii) receives earned income from the Company or an Affiliated Entity that constitutes income from sources within the United States, but such income is exempt from United States income tax by an income tax treaty or convention; and

                 (c) An Employee included in a unit of Employees covered by a collective bargaining agreement that does not provide for such Employee's participation in the Plan, provided that retirement benefits were the subject of good faith bargaining during the negotiation of such collective bargaining agreement.

         1.11 "Determination Date" means, with respect to each Plan Year, the last day of the preceding Plan Year; provided however, that, in the case of the first Plan Year of the Plan, the Determination Date shall be the last day of such Plan Year.

         1.12    "Determination Year" means the Plan Year.

         1.13 "Disability" means a physical or mental condition of an Employee of the Company or an Affiliated Entity that, in the judgment of the Committee based upon medical reports and other evidence satisfactory to the Committee, presumably permanently prevents him from satisfactorily performing his usual duties for the Company or the Affiliated Entity or the duties of such other position or job that the Company or any Affiliated Entity makes available to him and for which such Employee is qualified by reason of his training, education, or experience.

         1.14 "Dollar Limitation" means $30,000 or, if greater, one-fourth of the defined benefit dollar limitation set forth in Code section 415(b)(1)(A), as adjusted by the Secretary of the Treasury.

         1.15 "Domestic Relations Order" means any judgment, decree or order (including approval of a property settlement agreement) issued by a court of competent jurisdiction that relates to the provision of child support, alimony payments, or marital property rights to a Spouse, former spouse, child, or other dependent of the Participant and is made pursuant to a state domestic relations law (including a community property law).

         1.16 "Effective Date" means the original effective date of this Plan, July 1, 1985.

         1.17 "Employee" means each individual who performs services for the Company or an Affiliated Entity and whose wages are subject to withholding by the Company or an Affiliated

Entity. The term "Employee" shall also include leased employees within the meaning of Code section 414(n)(2); however, if leased employees constitute 20% or less of the Non-Highly Compensated Employees of the Company and any Affiliated Entities, the term "Employee" shall not include any leased employee covered by a qualified plan described in Code section 414(n)(5)(B) that is maintained by the leased employee's employer.

         1.18 "Employer Securities" means stock described in Code section 4975(e)(8) and in Treasury Regulation section 54.4975-12.

         1.19 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings in effect thereunder from time to time.


         1.20    "Family Group" means:

                 (a) for purposes of Subsections 1.21(a) and 1.21(e), a Five-Percent Owner or one of the ten most highly paid Highly Compensated Employees of the Company or an Affiliated Entity, such Employee's Spouse, and such Employee's descendants under the age of 19; and

                 (b) for purposes of Subsections 1.21(b), 1.21(c), and 1.21(d), a Five-Percent Owner or one of the ten most highly paid Highly Compensated Employees of the Company or an Affiliated Entity, and such Employee's Spouse, lineal ascendants, descendants, and the spouses of any such lineal ascendants or descendants.

         1.21 "Family Member" means an Employee who is a member of a Family Group. An Employee who is a member of a Family Group described in Subsection 1.20(a) during any day of a Plan Year shall be considered a Family Member for the entire Plan Year. An Employee who is a member of a Family Group described in Subsection 1.20(b) during any day of a Determination Year or Look-Back Year shall be considered a Family Member for the entire Determination Year or Look-Back Year. The special rules relating to Family Members are described below.

                 (a) The Compensation of the Family Members in one Family Group is aggregated, and the combined Compensation of such Family Members is limited to $200,000 (as adjusted by the Secretary of the Treasury) for the purposes described in Subsection 1.9(g).

                 (b) The term "Highly Compensated Employee" shall include the Highly Compensated Employee (as determined in Section 1.23) and, if the Highly Compensated Employee is a Five-Percent Owner or one of the ten most highly paid Highly Compensated Employees of the Company or any Affiliated Entity, the term shall also include any Family Member within the same Family Group. The Employees who are among the ten most highly paid Highly Compensated Employees, the Employees who are among the 100 most highly paid Employees, and the Employees who are members of the Top-Paid Group, shall be determined before the aggregation rule of the preceding sentence is applied.

                 (c) The limitations of Section 3.3 shall apply separately to each Family Member.

                 (d) If two or more Family Members of one Family Group are entitled to an allocation of Company Contributions under Section 4.4, the Compensation of the Family Members is aggregated and limited to $200,000 (as adjusted by the Secretary of the Treasury), and the allocation of the Family Group is based on aggregated Compensation. Each Family Member shall receive a share of the Family Group's allocation in proportion to his Compensation.

         1.22    "Five-Percent Owner" means:

                 (a) With respect to a corporation, any individual who owns (either directly or indirectly according to the rules of Code section 318) more than 5% of the value of the outstanding stock of the corporation or stock possessing more than 5% of the total combined voting power of all stock of the corporation.

                 (b) With respect to a non-corporate entity, any individual who owns (either directly or indirectly according to rules similar to those of Code section 318) more than 5% of the capital or profits interest in the entity.

An individual shall be a Five-Percent Owner for a particular year if such individual is a Five-Percent Owner at any time during such year.

         1.23    "Highly Compensated Employee" means:

                 (a) Any Employee who performs service for the Company or an Affiliated Entity during the Determination Year and who, during the Look-Back Year: (i) received Compensation from the Company and Affiliated Entities in excess of $75,000 (as adjusted by the Secretary of the Treasury);
(ii) received Compensation from the Company and Affiliated Entities in excess of $50,000 (as adjusted by the Secretary of the Treasury) and was a member of the Top-Paid Group; or (iii) was an officer of the Company or an Affiliated Entity and received Compensation greater than 50% of the dollar limitation in effect under Code section 415(b)(1)(A).

                 (b)      Employees who are both (i) described in Paragraph
(a)(i), (a)(ii), or (a)(iii) above when the words "Determination Year" are substituted for the words "Look-Back Year" and (ii) one of the 100 most highly paid Employees during the Determination Year.

                 (c) A Five-Percent Owner during the Look-Back Year or Determination Year.

                 (d) If no officer has Compensation in excess of 50% of the limit described in Paragraph (a)(iii) above, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

                 (e) For purposes of determining Highly Compensated Employees under Paragraph (a)(iii), the number of officers shall be limited to 50 (or, if lesser, the greater of three or 10% of all Employees, excluding those Employees who may be excluded in determining the Top-Paid Group).

                 (f) Notwithstanding the above, if the Company and Affiliated Entities maintained significant business activities in at least two significantly separate geographic areas during the Look-Back Year or the Determination Year, Alfalfa's may elect, in its sole discretion, to identify Highly Compensated Employees using the simplified method described in Code section 414(q)(12). Under this method, Highly Compensated Employees are identified using the method described in Subsections (a) through (e) above, with the following modifications: (i) the amount "$75,000" in Paragraph (a)(i) is replaced by the amount "$50,000"; (ii) Paragraph (a)(ii) is deleted; and
(iii) the reference in Subsection (b) to Paragraph (a)(ii) is ignored.

         1.24    "Hour of Service" means:

                 (a) Each hour for which an Employee is paid or entitled to payment by the Company or an Affiliated Entity for the performance of duties for the Company or an Affiliated Entity during the applicable computation period. Hours of Service under this Subsection shall be credited to the Employee for the computation period or periods in which the duties are performed, regardless of when the Employee is paid for such duties.

                 (b) Each hour for which an Employee is paid or entitled to payment by the Company or an Affiliated Entity on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. Hours of Service under this Subsection shall be credited to the Employee for the computation period or periods in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates. Notwithstanding the preceding sentence:

                          (i) No more than 501 Hours of Service shall be credited under this Subsection to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period);

                          (ii) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws; and

                          (iii) Hours of Service shall not be credited for a payment that solely reimburses an Employee for medical or medically related expenses incurred by the Employee. For purposes of this Subsection a payment shall be deemed to be made by or due from the Company or an Affiliated Entity regardless of whether such payment is made by or due from the Company or Affiliated Entity directly, or indirectly through, among others, a Trust Fund, or insurer, to which the Company or Affiliated Entity contributes or pays premiums and regardless of whether contributions made or due to the Trust Fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                 (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliated Entity. Hours of Service under this Subsection shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. The same Hours of Service shall not be credited both under this Subsection and either Subsection (a) or Subsection (b).

                 (d) In the case of each Employee who is absent from work for any period by reason of the pregnancy of the Employee, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or for purposes of caring for such child for a period beginning immediately following such birth or placement, the Plan shall treat as Hours of Service, solely for purposes of determining whether a one-year Break in Service has occurred for purposes of vesting and participation (but not for purposes of benefit accrual), the following hours: (i) the Hours of Service that otherwise would normally have been credited to such Employee but for such absence, or
(ii) in any case in which the Plan is unable to determine the hours described in Paragraph (d)(i), eight Hours of Service per day of such absence, provided, however, that the total number of hours treated as Hours of Service under this Subsection shall not exceed 501 Hours of Service. The hours described in this Subsection shall be treated as Hours of Service only in the year in which the absence from work begins, if an Employee would be prevented from incurring a one-year Break in Service in such year solely because the period of absence is treated as Hours of Service as provided in this Subsection, or in any other case, in the immediately following year. For purposes of this Subsection, the term "year" means the period used in computing a Break in Service. Notwithstanding the foregoing, the Committee may determine that no credit will be given pursuant to this Subsection unless the Employee furnishes to the Committee such timely information as the Committee may reasonably require to establish that the absence from work is for reasons referred to in the first sentence of this Subsection and the number of days for which there was such an absence.

                 (e) For purposes of calculating the Hours of Service to be credited to periods during which no duties are performed and determining the computation periods to which hours shall be credited, the rules set forth in Subsections (b) and (c) of Department of Labor Regulation section 2530.200b-2 are hereby incorporated by reference as though such provisions were fully set forth at this point.

                 (f) In the case of an Employee for whom no time records are kept by the Company, credit for service shall be given at the rate of ten Hours of Service for each day during which the Employee is employed by the Company.

         1.25 "Key Employee" means an individual described in Code section 416(i) and the regulations promulgated thereunder.


         1.26 "Limitation Year" means, for purposes of Plan Years ending on or before June 27, 1993, the Plan Year for purposes of Code section 415. Effective June 28, 1993, the Limitation Year means the calendar year for purposes of Code Section 415. Notwithstanding the foregoing, the period commencing June 28, 1993 and ending on December 31, 1993 shall be a Limitation Year and the limitations provided by Code section 415 shall be prorated for such short Limitation Year in accordance with the regulations promulgated under Code section 415.

         1.27 "Look-Back Year" means the twelve months immediately preceding the Determination Year.

         1.28 "Non-Highly Compensated Employee" means an Employee of the Company or an Affiliated Entity who is neither a Highly Compensated Employee nor a Family Member.

         1.29    "Non-Key Employee" means any Employee who is not a Key
Employee.

         1.30    "Normal Retirement Age" means age 65.

         1.31 "Participant" means any individual with an account balance under the Plan except beneficiaries and Alternate Payees. The term "Participant" shall also include any Covered Employee who has satisfied the eligibility requirements of Section 2.1, but who does not yet have an account balance.

         1.32 "Plan Year" means the 12-month period on which the records of the Plan are kept, which shall be the Taxable Year of Alfalfa's which is the 52/53 week period ending on the last Sunday in June of each year.

         1.33 "Qualified Domestic Relations Order ("QDRO")" means a Domestic Relations Order that creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan and with respect to which the requirements of Subsection 15.9(c) are met.

         1.34 "Qualified Election Period" means the five Plan Year period beginning with the later of (a) the Plan Year after the Plan Year in which the Participant attains age 55; or, (b) the Plan Year after the Plan Year in which the Participant first becomes a Qualified Participant.

         1.35 "Qualified Participant" means a Participant who has attained age 55 and who has completed at least 10 years of participation.

         1.36    "Required Beginning Date" means:


                 (a) for a Participant who attains age 70-1/2 after December 31, 1987, April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2;

                 (b) for a Participant who attains age 70-1/2 before January 1, 1988, and is not a "five-percent owner" (as defined below), April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2, or (ii) the calendar year in which the Participant retires;

                 (c) for a Participant who attains age 70-1/2 during calendar year 1988 and is not a "five-percent owner" (as defined below), April 1, 1990; and

                 (d) for a Participant who attains age 70-1/2 before January 1, 1988, and is a "five-percent owner" (as defined below), April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2, or (ii) the earlier of (A) the calendar year with or within which ends the Plan Year in which the Participant becomes a "five-percent owner," or (B) the calendar year in which the Participant retires.

For purposes of this Section only, a "five-percent owner" means any individual who is a Five-Percent Owner at any time subsequent to the Plan Year ending within the calendar year in which such individual attains age 65-1/2.

         1.37 "Spouse" means the individual to whom a Participant is lawfully married according to the law of the state of the Participant's domicile on any of the following dates, as applicable: the date of the Participant's death, the date any election is filed pursuant to Article VI, or the date the Participant's benefits commence. A former Spouse of a Participant shall have no interest in this Plan, except as provided in a QDRO or in a beneficiary designation form executed by the Participant after the Spouse had become a former Spouse.

         1.38 "Stock" means the Company's $.01 par value Class A Common Stock or Class B Common Stock, which Stock shall have a combination of voting power and dividend rights equal to or in excess of (a) that class of common stock of the Company having the greatest voting power, and (b) that class of common stock of the Company having the greatest dividend rights.

         1.39 "Taxable Year" means the accounting period of the Company for federal income tax purposes.

         1.40 "Top-Paid Group" means the top 20% of Employees ranked on the basis of Compensation received during a Determination Year or Look-Back Year. For purposes of determining the number of Employees in the Top-Paid Group, the following Employees may be excluded:

                 (a) any Employee who has not completed six months of service before the end of the applicable year;

                 (b) any Employee who normally works less than 17-1/2 hours per week, as defined in the regulations under Code section 414(q);

                 (c) any Employee who normally works less than six months during the applicable year, as defined in the regulations under Code section 414(q);

                 (d) any Employee who has not attained age 21 before the end of the applicable year; and

                 (e) any Employee who is a non-resident alien and who receives no earned income (within the meaning of Code section 911(d)(2)) from the Company or any Affiliated Entity that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)) during the applicable year.

Notwithstanding the foregoing, Alfalfa's may elect, on a consistent and uniform basis, to modify the permissible exclusions set forth above by substituting any shorter period of service or lower age. Alfalfa's may elect to include all Employees in determining the Top-Paid Group.

         1.41 "Total Distribution" means a distribution to a Participant or a Participant's beneficiary, within one taxable year of such recipient, of the entire balance to the credit of the Participant.

         1.42 "Valuation Date" means the last day of each Plan Year and any other dates as specified in Section 4.2 as of which the assets of the Trust Fund are valued at fair market value and as of which the increase or decrease in the net worth of the Trust Fund is allocated among the Participants' accounts.

         1.43 "Year of Service" means a Plan Year in which an Employee has at least 1,000 Hours of Service. For purposes of eligibility under Section 2.1 and vesting under Section 5.1, Years of Service prior to the Effective Date shall be included. Years of Service shall accrue while an Employee is on an approved leave of absence; however, unless the Employee is absent because of military service or jury duty, the Employee shall not be credited with more than six months of service (or such longer period of service as satisfies the safe-harbor rule in the regulations under Code section 401(a)(4)) towards his Years of Service while he is absent. In computing service for vesting purposes for years prior to this Amendment and Restatement, if an Employee would receive greater credit under the terms of the Plan as in effect on the day prior to this amendment and restatement than under the current provisions of this Plan, his vesting service prior to the date of this Amendment and Restatement shall be determined under the terms of the Plan as in effect on the day prior to this amendment and restatement. For rehired Employees, Years of Service for vesting purposes shall be calculated according to the rules in Section 5.6.


                                   ARTICLE II
                                 PARTICIPATION

2.1  Participation - Required Service - Minimum Age.

         Each Covered Employee who has fulfilled the requirements of this Section as of June 25, 1990, shall be eligible to participate in the Plan as of June 25, 1990. Each other Covered Employee shall be eligible to participate in the Plan as of the the first day of the first Plan Year during which the Employee has attained age 18 and receives credit for 1,000 or more Hours of Service. If earlier, each Covered Employee shall be eligible to participate in the Plan upon the earlier of the first day of the Plan Year or first day of the seventh month of the Plan Year coincident with or next following the date he first satisfies the following conditions:

                 (a)      he attains age 18; and

                 (b) he completes either (i) a 12-consecutive-month period of employment with the Company or an Affiliated Entity beginning with the date he first performed an Hour of Service during which he is credited with 1,000 or more Hours of Service, or (ii) one Year of Service.

2.2  Break in Covered Employee Status.

         A Covered Employee who had satisfied the age and service requirements of Section 2.1 before ceasing to be a Covered Employee, and who later becomes a Covered Employee again, shall immediately be eligible to participate in the Plan.

2.3  Enrollment - Procedure.

         Each Covered Employee who has satisfied the eligibility requirements of Section 2.1 shall fill out and sign an enrollment form supplied by the Committee (and any other forms the Committee may require) and return such form(s) to the Committee. The form(s) shall include, among other information, the address and date of birth of the Covered Employee, and the name, address, and date of birth of each beneficiary of the Covered Employee.

2.4  Voluntary Non-Participation.

         A Covered Employee may elect to not participate in the Plan for any Plan Year by filing with the Committee a written notice of non-participation.
A new election shall be required for each year of non-participation. Such election may be made retroactively, but not for any period during which a benefit has accrued to the Covered Employee. Upon the expiration of his period of non-participation, the Covered Employee, if he has satisfied the requirements of Subsection 2.1, shall immediately be eligible to participate in the Plan. A Covered Employee who has elected to not participate in the Plan for a Plan Year shall not thereafter, by revocation of election or otherwise, be entitled to receive an allocation of Company Contributions for such year. The operation of this Section may be suspended in whole or in part by the Committee if it determines, upon advice of counsel, that voluntary non-participation may endanger the tax-qualified status of the Plan.

2.5  Absences.

         A leave of absence in a non-paid status approved in writing by the Company or an Affiliated Entity shall not constitute a termination of employment for eligibility or vesting purposes. A leave of absence in a non-paid status approved in writing by the Company shall not constitute a termination of employment for participation purposes.

                                  ARTICLE III
                                 CONTRIBUTIONS

3.1  Company Contributions.

                 (a) Type of Contribution. For each Plan Year, the Company shall contribute to the Trust Fund such amount of Company Contributions, if any, as may be authorized by the Company. Such contributions shall either be contributions made to pay interest and/or principal on an exempt loan pursuant to Article XII hereof ("ESOP Contributions") or regular stock bonus contributions ("Stock Bonus Contributions"). Company Contributions shall be allocated to Company Contributions accounts.

                 (b) Form of Contribution. Company Contributions may be made in cash or in Stock, as determined by the Company.

                 (c)      Miscellaneous Contributions.

                          (i) The Company may make additional contributions to the Plan to restore amounts forfeited from the Company Contributions accounts of certain rehired Participants, pursuant to
         Section 5.4. This additional contribution shall be required only when the forfeitures occurring during the Plan Year are insufficient to restore such forfeited amounts, as described in Section 5.5. This contribution shall be allocated to the Participant's Company Contributions account.


                          (ii) The Company may make additional contributions to the Plan to satisfy the minimum contribution required by Section
         14.4. The Company may elect to use any portion of forfeitures occurring during the Plan Year for this purpose, pursuant to Section
         5.5. This contribution shall be allocated to Company Contributions accounts.

                          (iii) The Company may make additional contributions to the Plan to restore the forfeited benefit of any missing individual, pursuant to Section 15.12. This additional contribution shall be required only when the forfeitures occurring during the Plan Year are insufficient to restore such forfeited amounts, as described in Section 5.5.

                 (d) Limitations. Company Contributions for a Plan Year (excluding forfeitures) shall not exceed the amount allowable as a deduction for the Taxable Year ending with or within the Plan Year pursuant to Code section 404, including carry forwards of unused deductions for prior Taxable Years. Company Contributions shall be paid to the Trustee no later than the due date (including any extensions) for filing the Company's federal income tax return for such year. Company Contributions may be made without regard to current or accumulated earnings and profits.

3.2  Return of Contributions.

         Upon request of the Company, the Trustee shall return:

                 (a) To the Company, any Company Contribution made under a mistake of fact. The amount that shall be returned shall not exceed the excess of the amount contributed (reduced to reflect any decrease in the net worth of the Trust Fund attributable thereto) over the amount that would have been contributed without the mistake of fact. Appropriate reductions shall be made in the accounts of Participants to reflect the return of any contributions previously credited to such accounts. However, no contribution shall be returned to the extent that such reduction would reduce the account of a Participant to an amount less than the balance that would have been credited to his account had the contribution not been made. Any contribution made under a mistake of fact shall be returned within one year after the date of payment.

                 (b) To the Company, any Company Contribution that is not deductible under Code section 404. All contributions under the Plan are expressly conditioned upon their deductibility for federal income tax purposes. The amount that shall be returned shall be the excess of the amount contributed (reduced to reflect any decrease in the net worth of the Trust Fund attributable thereto) over the amount that would have been contributed if there had not been a mistake in determining the deduction. Appropriate reductions shall be made in the accounts of Participants to reflect the return of any contributions previously credited to such accounts. However, no contribution shall be returned to the extent that such reduction would reduce the account(s) of a Participant to an amount less than the balance that would have been credited to his account(s) had the contribution not been made. Any contribution conditioned on its deductibility shall be returned within one year after it is disallowed as a deduction.

3.3  Limitation on Annual Additions.

                 (a) The Annual Additions to a Participant's account(s) in this Plan and any other defined contribution plan maintained by the Company or an Affiliated Entity for any Limitation Year shall not exceed in the aggregate the lesser of (i) 25% of such Employee's Compensation or (ii) the applicable Dollar Limitation.

                 (b) Special Limitations--Notwithstanding the foregoing limitations on Annual Additions, in any Plan Year in which not more than one-third of the ESOP Contribution is allocated to Highly Compensated Employees, the limitations on Annual Additions shall not apply to (i) forfeitures of shares of Stock that were acquired with the proceeds of an exempt loan as described in Code section 404(a)(9)(A), or (ii) Company Contributions to the Plan that are deductible under Code section 404(a)(9)(B) and allocated to Participant accounts.

                 (c) If, as a result of a reasonable error in estimating Compensation, or as a result of the allocation of forfeitures, or as a result of other facts and circumstances as provided in the regulations under Code section 415, the Annual Additions to a Participant's account(s) would, but for this Subsection, exceed the foregoing limits, his Company Contributions under any other qualified plan maintained by the Company for the Plan Year shall be reduced to the extent necessary. If further reduction is required, the Participant's share of the Company Contribution to this Plan allocated to the Participant shall be reduced to the extent necessary. The amount of any reduction of Company Contributions shall be placed in a suspense account in the Trust Fund and used to reduce Company Contributions to the Plan. The following rules shall apply to such suspense account: (i) no further Company Contributions may be made if the allocation thereof would be precluded by Code section 415; (ii) any increase or decrease in the net value of the Trust Fund attributable to the suspense account shall not be allocated to the suspense account, but shall be allocated to the remainder of the Trust Fund; and (iii) all amounts held in the suspense account shall be allocated as of each succeeding allocation date on which forfeitures may be allocated pursuant to Section 5.5 (and may be allocated more frequently if the Committee so directs), until the suspense account is exhausted.


                                   ARTICLE IV
                          INTERESTS IN THE TRUST FUND

4.1  Participants' Accounts.

         The Committee shall establish and maintain separate accounts in the name of each Participant, but the maintenance of such accounts shall not require any segregation of assets of the Trust Fund. Each Participant's share of the Company Contributions under Section 3.1(a) and forfeitures, together with any increase or decrease in the net worth of the Trust fund attributable to such Contributions and forfeitures, shall be credited to his or her "Company Contributions account." A separate account shall be maintained for each Participant who participated in the Plan when tax credit contributions were permitted under the Plan and such account shall be referred to as a Participant's "Tax Credit Contributions account." Shares of Stock contributed to or purchased by the Trust fund shall be allocated directly to the appropriate Participant account.

4.2  Valuation of Trust Fund.

                 (a) General. Subject to the provisions of Section 11.9, the Trustee shall value the assets of the Trust Fund at least annually as of the last day of the Plan Year, and as of any other dates determined by the Committee, at their current fair market value and determine the net worth of the Trust Fund. In addition, the Committee may direct the Trustee to have a special valuation of the assets of the Trust Fund when the Committee determines, in its sole discretion, that such valuation is necessary or appropriate or in the event of unusual market fluctuations of such assets. Such special valuation shall not include any Company Contributions for the current Plan Year, or any unallocated forfeitures, provided that any forfeited Stock shall be valued at fair market value for purposes of allocations and the limitations of Section 3.3. The Trustee shall allocate the expenses of the Trust Fund occurring since the preceding Valuation Date, pursuant to Section 9.2, and then determine the increase or decrease in the net worth of the Trust Fund that has occurred since the preceding Valuation Date. The Trustee shall determine the share of the increase of decrease that is attributable to the non-separately accounted for portion of the Trust Fund and to any amount separately accounted for, as described in Subsections (b) and (c).

                 (b) Mandatory Separate Accounting. The Trustee shall separately account for amounts subject to a Domestic Relations Order, to provide a more equitable allocation of any increase or decrease in the net worth of the Trust Fund.

                 (c) Permissible Separate Accounting. The Trustee may separately account for the following amounts to provide a more equitable allocation of any increase or decrease in the net worth of the Trust Fund:

                          (i) the distributable amount of a Participant, pursuant to Section 6.6, including any amount distributable to an Alternate Payee or to a beneficiary of a deceased Participant; and

                          (ii)    Any other amounts for which separate
         accounting will provide a more equitable allocation of the increase or decrease in the net worth of the Trust Fund.


                 (d) Stock Not Traded on Established Market. Should the Committee determine that the fair market value as of the next preceding Valuation Date of any class of Stock not traded on an established market shall not substantially reflect the fair market value thereof at any time when shares of such class are to be purchased from the Company or any other person, or at the time of any Company Contribution of shares of such class, a special valuation of such shares shall be conducted pursuant to Section 11.9 as of the close of the calendar month immediately preceding any such purchase or contribution. Subject to Section 11.9, any determination made by the Committee in good faith hereunder with respect to the value of the Trust fund, or shares of such class of Stock, or the appropriate time for valuation hereunder, shall be final and conclusive on all parties hereto.

4.3  Allocation of Increase or Decrease in Net Worth.

                 (a) The Trustee shall, as of each Valuation Date, allocate the increase or decrease in the net worth of the Trust Fund that has occurred since the preceding Valuation Date between the non-separately accounted for portion of the Trust Fund and the amounts separately accounted for that are identified in Subsections 4.2(b) and 4.2(c).

                 (b) The increase or decrease attributable to the non-separately accounted for portion of the Trust Fund shall be allocated among the appropriate accounts in the ratio that the dollar value of each such account bore to the aggregate dollar value of all such accounts on the preceding Valuation Date after all allocations and credits made as of such date had been completed.

                 (c) After the allocation in Subsection (b) is completed, the Trustee shall allocate any amounts separately accounted for (including the increase or decrease in the net worth of the Trust Fund attributable to such amounts) to the appropriate account(s) if such separate accounting is no longer necessary.

4.4  Allocation of Company Contributions and Forfeitures.

                 (a) As of the last day of the Plan Year, the Trustee shall allocate the Company Contributions for such Plan Year (including such forfeitures occurring during such Plan Year that are treated as Company Contributions pursuant to Section 5.5). These amounts shall be allocated among the Company Contributions accounts of Participants who received credit for one Hour of

Service as a Covered Employee during the Plan Year after satisfying the requirements of Section 2.1 and who received credit for a Year of Service during such Plan Year and who were employed on the last day of the Plan Year or who died, retired or terminated employment because of a Disability during such year (whether or not credited with a Year of Service during such Plan Year).

                 (b) The Committee shall, as of the last day of each Plan Year, allocate the Company Contribution to the account of each eligible Participant in the same proportion that each such Participant's total points with respect to such Plan Year, as computed below, bears to the total points awarded to all such Participants with respect to such Plan Year. A Participant's points with respect to any Plan Year shall be computed as follows: (i) one point shall be credited to each Participant for each three months of service with the Company credited to such Participant as of the end of such Plan Year; and (ii) one point shall be credited to each Participant for each $500 (or fraction thereof in excess of $250) of Compensation received by such Participant during such Plan Year. For purposes of the foregoing, a Participant shall receive credit for one full month of service for each month, or portion thereof, during which the Participant is employed by the Company. Months of service shall be credited to Participants on a cumulative basis, starting with each Participant's original date of employment by the Company.


                                   ARTICLE V
                               AMOUNT OF BENEFITS

5.1  Vesting Schedule.

         A Participant shall have a fully vested and nonforfeitable interest in all his account(s) upon his 65th birthday if he is an Employee on such date, his death while an Employee or while on an approved leave of absence from the Company or an Affiliated Entity, or his termination of employment with the Company or an Affiliated Entity because of a Disability. In all other instances his vested interest shall be calculated according to the following rules.

                 (a) Tax Credit Contributions Account. A Participant shall be fully vested at all times in his Tax Credit Contributions account.

                 (b) Company Contributions Account. A Participant shall become vested in his Company Contributions account in accordance with the following schedule:

                     Years of Service                          Vested Percentage
                     ----------------                          -----------------
                       fewer than 3                                    0
                            3                                         30
                            4                                         40
                            5                                         60
                            6                                         80
                        7 or more                                    100

5.2  Forfeitures.

                 (a) Notwithstanding the vesting rules of Section 5.1, Annual Additions to a Participant's accounts and any increase or decrease in the net worth of the Trust Fund attributable to such Annual Additions may be reduced to satisfy the limits described in Section 3.3. Any such reduction shall be allocated as specified in Section 3.3.

                 (b) Notwithstanding the vesting rules of Section 5.1, a missing individual's vested accounts may be forfeited as of the last day of any Plan Year, as provided in Section 15.12. Any such forfeiture shall be allocated as specified in Section 5.5.

                 (c) A Participant's non-vested interest in his Company Contributions account shall be forfeited at the end of the earliest of the following Plan Years:

                          (i) the Plan Year in which the Participant receives a distribution of his entire vested interest in his Company Contributions account;

                          (ii) the Plan Year in which the Participant terminates employment, if the Participant terminates employment with the Company and all Affiliated Entities while he is 0% vested (in such case the Participant shall be deemed to have received a distribution of his entire vested interest in such account on the day he terminated employment); or

                          (iii) the Plan Year in which the Participant incurs a one-year Break in Service.

5.3  Restoration of Forfeitures.

         The forfeiture of a missing individual's account(s), as described in
Section 15.12, shall be restored to such individual if he makes a claim for such amount. Forfeitures of a Participant's non-vested interest in his Company Contributions account shall be restored under the following conditions; no other forfeitures shall be restored.

                 (a) If a Participant is rehired before he incurs a five-year Break in Service, and the Participant has received a distribution of his entire vested interest in his Company Contributions account (with the result that the Participant forfeited his non-vested interest in such account), then the Participant may repay to the Plan the entire distribution, without interest, within five years of his date of reemployment. If timely repayment is made, the exact amount of the forfeiture shall be restored to the Participant's account. If timely repayment is not made, no forfeiture shall be restored.

                 (b) If a Participant was 0% vested at the time he terminated employment with the Company and Affiliated Entities, and he is rehired before he incurs a five-year Break in Service, then the Company shall restore the exact amount forfeited from his Company Contributions account.

                 (c) If a Participant is rehired before he incurs a five-year Break in Service, and the Participant has not received a distribution of his entire vested interest in his Company

Contributions account (but the Participant has forfeited his non-vested interest in such account), then the Company shall restore the exact amount forfeited from such account.

                 (d) If a Participant is rehired after he incurs a five-year Break in Service, then no amount forfeited from his Company Contributions account shall be restored to such account.

                 (e) A Participant may repay the amount of a prior distribution by either (i) transferring to the Trustee a number of shares of Stock equal in value (based on the value of the Stock as of the last day of the month immediately preceding the date of repayment) to the value of Stock received at the time of the prior distribution, or (ii) paying to the Trustee in cash an amount equal to the value of Stock (or cash) received as of the time of the prior distribution.

All the rights, benefits, and features available to the Participant when the forfeiture occurred shall be available with respect to the restored forfeiture.

5.4  Method of Forfeiture Restoration.

         Forfeitures that are restored pursuant to Section 5.3 shall be accomplished by an allocation of the forfeitures occurring during the Plan Year, pursuant to Section 5.5, or if such forfeitures are insufficient, by a special Company Contribution, pursuant to Paragraph 3.1(c)(i).

5.5  Allocation of Forfeitures.

         As of the last day of each Plan Year, the forfeitures that occurred during the Plan Year shall be allocated as follows. If more than one employer has adopted this Plan pursuant to Article XIII, forfeitures arising in accounts of Employees of each participating employer shall be aggregated and then allocated as follows. The forfeitures shall first be used to restore forfeitures pursuant to Section 5.4. Any remaining forfeitures shall be allocated as though it were an additional Company Contribution to the Plan.

5.6  Credits for Pre-Break Service.

                 (a)      Company Contributions Made After Reemployment.

                          (i) A Participant who is vested in any portion of his Company Contributions account, who incurs a Break in Service, and who is thereafter reemployed, shall receive credit for vesting purposes for Years of Service prior to his Break in Service upon completing a Year of Service after such Break in Service.

                          (ii) A Participant who is not vested in any portion of his Company Contributions account, who incurs a Break in Service, and who is thereafter reemployed, shall receive credit for vesting purposes for Years of Service prior to his Break in Service only if (A) he completes a Year of Service after such Break in Service, and (B) the number of consecutive one-year Breaks in Service is less than the greater of five or the aggregate number of Years of Service before such break.

                 (b) Company Contributions Made Prior to Termination. Years of Service after a Participant has incurred a five-year Break in Service shall be disregarded in determining the vested percentage in a Participant's Company Contributions account at the time of the break.

5.7  Transfers - Portability.

         If any other employer adopts this or a similar plan and enters into a reciprocal agreement with the Company that provides that (a) the transfer of a Participant from such employer to the Company (or vice versa) shall not be deemed a termination of employment for purposes of the plans, and (b) service with either or both employers shall be credited for purposes of vesting under both plans, then the transferred Participant's account shall be unaffected by the transfer, except, if deemed advisable by the Committee, it may be transferred to the trustee of the other plan.

5.8  Reemployment - Separate Account.

         If a Participant returns to employment with the Company or an Affiliated Entity before receiving the entire vested portion of his Company Contributions account, the vested portion that has not been distributed shall be held in a separate Company Contributions account for such Participant. The Participant shall be fully vested in such account and no further Company Contributions shall be allocated to that account. In all other respects, such account shall be treated as a Company Contributions account. A new Company Contributions account shall be established to which all appropriate Company Contributions made after the date of reemployment shall be allocated. If a Participant becomes fully vested in two or more Company Contributions accounts, all such accounts shall be merged into one account.


                                   ARTICLE VI
                            DISTRIBUTION OF BENEFITS

6.1  Beneficiaries.

         Each Participant (or, if the Participant has died, his beneficiary) shall file with the Committee a designation of the beneficiaries and contingent beneficiaries to whom the distributable amount (determined in Section 6.3) shall be paid in the event of his death. A beneficiary designation may be changed by the Participant or beneficiary at any time and without the consent of any previously designated beneficiary; however, if the Participant is married, his Spouse shall be the beneficiary designated to receive the benefits payable under this Article VI unless his Spouse has consented to the designation of a different beneficiary. To be effective, the Spouse's consent must be in writing, witnessed by a notary public, and filed with the Committee. Any such election shall be effective only as to the Spouse who signed the election. If a Participant has designated his Spouse as his beneficiary, and the Participant and this Spouse subsequently divorce, then the beneficiary designation shall be void and of no effect on the day such divorce is final.
In the absence of an effective beneficiary designation as to any portion of the distributable amount of the deceased Participant's account(s), such amount shall be paid to the Participant's surviving Spouse; or if none, in equal shares to his surviving children and issue of deceased children by right of representation; or if none, in equal shares to each surviving parent; or if none, to his estate.

6.2  Consent.

                 (a) If a Participant's account(s) are immediately distributable under Section 6.5, and if the nonforfeitable portion of the Participant's account(s) has an aggregate value of $3,500 or less (calculated in accordance with applicable Treasury regulations), and if distributions pursuant to Section 6.5 have not begun, then the Committee shall distribute the distributable amount (determined in Section 6.3) of the Participant's account(s) without the Participant's (or his Spouse's) consent. Any such distribution shall be in the form of a lump sum. Any such distribution shall be made to the Participant, or, if deceased, to his beneficiary determined in
Section 6.1.

                 (b) If a Participant's account(s) are immediately distributable under Section 6.5, and if the nonforfeitable portion of a Participant's account(s) has an aggregate value greater than $3,500 (calculated in accordance with applicable Treasury regulations), then, except as provided in Subsection 6.5(c) or 6.5(d), any distribution of such account(s) shall only be made with the consent of the Participant (or, if the Participant is deceased, the beneficiary determined under Section 6.1). To be effective, the consent to the form of distribution and the time of distribution must be in writing, signed by the Participant (or beneficiary), and filed with the Committee within the 90-day period prior to the date the distribution is to commence. A consent once given shall be irrevocable once distribution has begun.

6.3  Distributable Amount.

         The distributable amount of a Participant's account(s) is the vested portion of his account(s) (as determined by Article V) as of the Valuation Date coincident with or next preceding the date distribution is made to the Participant or beneficiary, reduced by (a) any amount that is payable to an Alternate Payee pursuant to Section 15.9, and (b) any amount withdrawn pursuant to Section 7.1 since such Valuation Date.

6.4  Manner of Distribution.

         The distributable amount shall be paid in a lump sum distribution (other than an annuity). The lump sum distribution shall consist of whole shares of Stock, provided that a fractional share allocated to a Participant's account shall be converted to and paid in cash.

6.5  Time of Distribution.

         Except as provided in Sections 6.2 and 7.1, distributions shall be subject to the following rules.

                 (a) Earliest Date of Distribution. Unless an earlier distribution is permitted by Subsection (b) or required by Subsection (c), the earliest date that a Participant may elect to receive a distribution is as follows.

                          (i) Retirement. Upon termination of employment on or after his Normal Retirement Age, a Participant may elect to receive a distribution after the date on which all allocations required by Article IV for the Plan Year in which he retires are completed. Such distribution shall be made as soon as practicable after the close of such Plan Year, and in no event later than 60 days after the close of such Plan Year.

                          (ii) Disability. If an Employee terminates employment with the Company or an Affiliated Entity because of a Disability, he may elect to receive a distribution after the date on which all allocations required by Article IV for the Plan Year in which he incurs the Disability are completed.

                          (iii) Death. After the death of a Participant, his beneficiary may elect to receive a distribution after the date on which all allocations required by Article IV for the Plan Year in which the Participant died are completed.

                          (iv) Termination of Employment. Effective for Plan Years ending before June 24, 1991, if a Participant terminates employment other than by dying, retiring, or incurring a Disability, he may elect to receive a distribution after the date on which all allocations required by Article IV for the Plan Year during which he incurs a one-year Break in Service are completed. Effective for Plan Years beginning on or after June 24, 1991, if a Participant terminates employment other than by dying, retiring or incurring a Disability, he may elect to receive a distribution after the date on which all allocations required by Article IV for the Plan Year during which he terminates employment are completed. Such date shall be as soon as practicable after the close of such year. If the Participant does not elect to receive a distribution as soon as practicable after the close of the Plan Year in which he incurs a Break in Service or his employment was terminated, as the case may be, then he may not elect to receive a distribution until after he has attained the later of Normal Retirement Age or age 62.

                          (v) During Employment. A Participant may not obtain a distribution while employed by the Company or an Affiliated Entity, except as provided in Subsection (c) (relating to the required minimum distribution at a Participant's Required Beginning Date) or
         Section 7.1 (relating to in-service withdrawals).

                 (b) Alternate Earliest Date of Distribution. Notwithstanding Subsection (a), unless a Participant elects otherwise, his distribution shall commence no later than 60 days after the close of the latest of: (i) the Plan Year in which the Participant attains Normal Retirement Age;
(ii) the Plan Year in which occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan; and (iii) the Plan Year in which the Participant terminates employment with the Company and Affiliated Entities.

                 (c) Latest Date of Distribution. Distribution must be made in a lump sum not later than the Required Beginning Date.

                 (d) Distribution Upon Participant's Death. Distribution shall be made in a lump sum to the Participant's beneficiary by the end of the calendar year containing the fifth anniversary of the Participant's death. However, if the beneficiary is the Participant's surviving Spouse, the beneficiary may elect to defer distribution until the end of the calendar year in which the Participant would have attained age 70-1/2, or, if later, the end of the calendar year containing the first anniversary of the Participant's death. If the surviving Spouse makes such an election but dies before receiving the lump sum distribution, then such Spouse's beneficiary must receive a lump sum distribution by the end of the calendar year containing the fifth anniversary of such Spouse's death.

                 (e) Alternate Payee. The earliest date that an Alternate Payee may receive a distribution shall be determined pursuant to Section 15.9.

6.6  Separate Accounting for Distributable Amounts.

         When a Participant's account(s) have become distributable, in whole or in part, the Committee may direct the Trustee to separately account for and separately invest the account(s), or the distributable portion thereof. All distributions shall be paid solely from the separate account. Amounts thus separately accounted for shall not share in the increase or decrease in the net worth of the remainder of the Trust Fund.



                                  ARTICLE VII
                             WITHDRAWALS AND LOANS

7.1  Hardship Distributions.

                 (a) In the event of hardship endured by a Participant and recognized as such by the Committee, and upon receipt by the Committee of an application in writing for benefits hereunder, the Committee shall direct the Trustee to make one or more distributions from the Company Contribution account of such Participant to, or for the benefit of, the Participant or any member of the Participant's family who is dependent upon the Participant for support. Such distributions shall be made in such manner and amount as the Committee deems appropriate to meet extraordinary and necessary expenses incurred by such Participant or the family of the Participant during such hardship, but the total amount of such distributions shall not exceed the vested portion of the Participant's account as of the date of the last preceding valuation of the Trust fund.

                 (b) "Hardship," as used herein, shall mean a state of financial stringency arising from extraordinary circumstances, such as, for example, extraordinary medical expenses, significant education expenses or the purchase of a principal residence for the Participant or a member of his family.

                 (c) If a hardship distribution is made at a time when a Participant is less than 100 percent vested and there is no Break in Service prior to the relevant time:

                          (i) A separate account shall be established for the Participant's interest in the Plan as of the time of the distribution; and

                          (ii) At any relevant time the Participant's nonforfeitable portion of the separate account shall be equal to an amount ("X") determined by the formula:


                         X = P(AB + (R x D)) - (R x D)

For purposes of applying the formula: P is the nonforfeitable percentage at the relevant time; AB is the account balance at the relevant time; D is the amount of the distribution; and R is the ratio of the account balance at the relevant time to the account balance after distribution.

                 (d) All costs associated with any such withdrawal shall be subtracted from the amount withdrawn.


                                  ARTICLE VIII
               ALLOCATION OF RESPONSIBILITIES - NAMED FIDUCIARIES

8.1  No Joint Fiduciary Responsibilities.

         Alfalfa's, the Trustee(s), and the Committee shall be the named fiduciaries under the Plan and Trust agreement and shall be the only named fiduciaries thereunder. The fiduciaries shall have only the responsibilities specifically allocated to them herein or in the Trust agreement. Such allocations are intended to be mutually exclusive and there shall be no sharing of fiduciary responsibilities. Whenever one named fiduciary is required by the Plan or Trust agreement to follow the directions of another named fiduciary, the two named fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the named fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the named fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law.

8.2  The Company.

         The Company shall be responsible for: (a) making Company Contributions; (b) certifying to the Trustee the names and specimen signatures of the members of the Committee acting from time to time; (c) keeping accurate books and records with respect to its Employees and the appropriate components of each Employee's Compensation and furnishing such data to the Committee; (d) selecting agents and fiduciaries to operate and administer the Plan and Trust;
(e) directing the Trustee concerning the investment of the assets in the Trust fund, other than Stock; (f) directing the Trustee with respect to the purchase of Stock; (f) in the absence of investment direction from the Company, the investment of the Trust fund and the voting of Stock or tendering Stock in response to a tender offer for Stock to the extent and in the manner provided in the trust agreement;

(g) appointing an investment manager if it determines that one should be appointed; and (h) reviewing periodically the performance of such agents, managers, and fiduciaries.

8.3  The Trustee.

         The Trustee shall be responsible for: (a) in the absence of investment direction from the Company, the investment of the Trust fund and the voting of Stock or tendering Stock in response to a tender offer for Stock to the extent and in the manner provided in the trust agreement; (b) the custody and preservation of Trust assets delivered to it; and (c) the payment of such amounts from the Trust Fund as the Committee shall direct.

8.4  The Committee - Plan Administrator.

         Alfalfa's shall appoint an administrative Committee consisting of one or more individuals who may be, but need not be, Participants, officers, directors, or Employees of Alfalfa's. If Alfalfa's does not appoint a Committee, Alfalfa's shall act as the Committee under the Plan. The members of the Committee shall hold office at the pleasure of Alfalfa's and shall serve without compensation. The Committee shall be the "Plan administrator" as defined in section 3(16)(A) of ERISA. It shall be responsible for establishing and implementing a funding policy consistent with the objectives of the Plan and with the requirements of ERISA. This responsibility shall include establishing (and revising as necessary) short-term and long-term goals and requirements pertaining to the financial condition of the Plan, communicating such goals and requirements to the persons responsible for the various aspects of Plan operations and monitoring periodically the implementation of such goals and requirements.

8.5  Committee to Construe Plan.

                 (a) The Committee shall administer the Plan and shall have all power and authority necessary for that purpose, including, but not by way of limitation, the discretion and power to interpret the Plan, to determine the eligibility, status, and rights of all individuals under the Plan, and in general to decide any dispute and all questions arising in connection with the Plan. The Committee shall direct the Trustee concerning all distributions from the Trust Fund, in accordance with the provisions of the Plan, and shall have such other powers in the administration of the Trust Fund as may be conferred upon it by the Trust agreement. The Committee shall maintain all Plan records except records of the Trust Fund.

                 (b) The Committee may adjust the account(s) of any Participant, in order to correct errors and rectify omissions, in such manner as the Committee believes will best result in the equitable and nondiscriminatory administration of the Plan.

8.6  Organization of Committee.

         The Committee shall elect a chairman and shall adopt such rules as it deems desirable for the conduct of its affairs and for the administration of the Plan. It may appoint agents (who need not be members of the Committee) to whom it may delegate such powers as it deems appropriate, except that any dispute shall be determined by the Committee. The Committee may make its determinations with or without meetings. It may authorize one or more of its members or agents to sign instructions, notices and determinations on its behalf. The action of a majority of the Committee shall constitute the action of the Committee.

8.7  Agent for Process.

         The chairman of the Committee shall be agent of the Plan for service of all process.

8.8  Indemnification of Committee Members.

         The Company shall indemnify each member of the Committee against any and all claims, loss, damages, expense and liability arising from any action or failure to act, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member.


                                   ARTICLE IX
                         TRUST AGREEMENT - INVESTMENTS

9.1  Trust Agreement.

         The Company has entered into a Trust agreement to provide for the holding, investment and administration of the funds of the Plan. The Trust agreement shall be part of the Plan, and the rights and duties of any individual under the Plan shall be subject to all terms and provisions of the Trust agreement.

9.2  Expenses of Trust.

         All taxes upon or in respect of the Trust shall be paid by the Trustee out of the Trust assets. All expenses of administering the Trust shall be paid by the Trustee out of the Trust assets to the extent they are not paid by the Company. No fiduciary shall receive any compensation for services rendered to the Plan if the fiduciary is being compensated on a full time basis by the Company.

9.3  Investments.

         Funds of the Plan shall be invested as provided in the Trust agreement as well as Articles XI and XII.

                                   ARTICLE X
                           TERMINATION AND AMENDMENT

10.1  Termination of Plan or Discontinuance of Contributions.

         Alfalfa's expects to continue the Plan indefinitely, but the continuance of the Plan and the payment of contributions are not assumed as contractual obligations. Alfalfa's may terminate the Plan or discontinue contributions at any time. Upon the termination (or partial termination) of the Plan or the complete discontinuance of contributions, the interests of all affected Participants in the Trust Fund shall become fully vested, notwithstanding any other provision hereof.

10.2  Allocations upon Termination or Discontinuance of Company  Contributions.

         Upon the termination or partial termination of the Plan or upon the complete discontinuance of contributions, the Committee shall promptly notify the Trustee of such termination or discontinuance. The Trustee shall then determine, in the manner prescribed in Section 4.2, the net worth of the Trust Fund as of the close of the last business day of the calendar month in which such notice was received by the Trustee. The Trustee shall advise the Committee of any increase or decrease in such net worth that has occurred since the preceding Valuation Date. The Committee shall thereupon allocate, in the manner described in Section 4.3, among the remaining Plan accounts, any such increase or decrease in the net worth of the Trust Fund. Immediately after the allocation of such increase or decrease in net worth, the Committee shall allocate among the remaining Plan accounts, in the manner described in Articles III, IV, and V, any Company Contributions or forfeitures occurring since the preceding Valuation Date.

10.3  Procedure Upon Termination of Plan or Discontinuance of Contributions.

         If the Plan has been terminated or partially terminated, or if a complete discontinuance of contributions to the Plan has occurred, then after the allocations required under Section 10.2 have been completed, the Trustee shall distribute or transfer the account(s) of affected Employees as follows.

                 (a) If the affected Employee's account(s) have an aggregate value of $3,500 or less (calculated in accordance with applicable Treasury regulations), then the Trustee shall distribute the Employee's account(s) to the Employee in a lump sum (other than an annuity).

                 (b) If the affected Employee's account(s) have an aggregate value of more than $3,500 (calculated in accordance with applicable Treasury regulations), and if the Company or an Affiliated Entity does not maintain another defined contribution plan (other than an employee stock ownership plan within the meaning of Code section 4975(e)(7)), then the Trustee shall distribute the Employee's account(s) to the Employee in a lump sum (other than an annuity).


                 (c) If the affected Employee's account(s) have an aggregate value of more than $3,500 (calculated in accordance with applicable Treasury regulations), and if the Company or an

Affiliated Entity maintains another defined contribution plan (other than an employee stock ownership plan within the meaning of Code section 4975(e)(7)), then the Trustee shall transfer the Employee's account(s) to the other plan unless the Employee consents to an immediate distribution of such account(s) in a lump sum (other than an annuity).

Subject to the provisions of Article XI, any distribution or transfer made pursuant to this Section may be in cash, in kind, or partly in cash and partly in kind. After all such distributions or transfers have been made, the Trustee shall be discharged from all obligation under the Trust; no Participant or beneficiary who has received any such distribution, or for whom any such transfer has been made, shall have any further right or claim under the Plan or Trust.

10.4  Amendment by Alfalfa's.

         Alfalfa's may at any time amend the Plan in any respect, subject to
Section 10.5, but no amendment shall be made that would have the effect of vesting in the Company any part of the Trust Fund or of diverting any part of the Trust Fund to purposes other than for the exclusive benefit of Participants, Alternate Payees, or their beneficiaries, and the rights of any Participant, Alternate Payee, or beneficiary with respect to contributions previously made shall not be adversely affected by any amendment. Notwithstanding the foregoing, if the Company is subject to Section 16(b) of the Securities Exchange Act of 1934, no amendment may be made unless in compliance with the Rules thereunder.

10.5  Amendment to Vesting Schedule.

         If the vesting schedule is amended, each Participant with at least three Years of Service may elect, within the period specified in the following sentence after the adoption of the amendment, to have his nonforfeitable percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of:

                 (a)      60 days after the amendment is adopted;

                 (b)      60 days after the amendment becomes effective; or

                 (c) 60 days after the Participant is issued written notice of the amendment by the Company or Committee.


                                   ARTICLE XI
                   SPECIAL PROVISIONS REGARDING COMPANY STOCK

11.1  Special Distribution and Payment Requirements.

                 (a) Duration and Time of Distribution. Notwithstanding any other provision of the Plan, a Participant, with the consent of his or her spouse if applicable, may elect to have the portion of his or her account attributable to Employer Securities acquired by the Plan after December 31, 1986, distributed in a series of substantially equal annual payments over a period of five years (or such shorter period as may be required to comply with Code section 401(a)(9)) commencing:

                          (i) Not later than one year after the close of the Plan Year in which such Participant separates from service by reason of the attainment of Normal Retirement Age under the Plan, death, or Disability; or

                          (ii) Not later than one year after the close of the fifth Plan Year following the Plan Year in which the Participant separated from service, if the Participant separated from service for any reason other than those enumerated in paragraph (i) above, and is not reemployed by the Company at the end of the fifth Plan Year following the Plan Year of such separation from service.

If the Participant separates from service for a reason other than those described in paragraph (i) above, and is employed by the Company as of the last day of the fifth Plan Year following the Plan Year of such separation from service, distribution to the Participant, prior to any subsequent separation from service, shall be in accordance with terms of the Plan other than this
Section 11.1. For purposes of this Section 11.1, Employer Securities shall not include any Employer Securities acquired with the proceeds of a loan described in Code section 404(a)(9) until the close of the Plan Year in which such loan is repaid in full.

                 (b) Determination of Amount Subject to Special Distribution and Payment Requirements. The portion of a Participant's account attributable to Employer Securities which were acquired by the Plan after December 31, 1986, shall be determined by multiplying the number of shares of such securities held in the account by a fraction, the numerator of which is the number of shares acquired by the Plan after December 31, 1986, and allocated to Participants' account (not to exceed the number of shares held by the Plan on the date of distribution) and the denominator of which is the total number of such shares held by the Plan at the date of the distribution.

                 (c) Certain Exceptions. Notwithstanding subsection 11.1(a) above, if the fair market value of a Participant's account attributable to Employer Securities acquired by the Plan after December 31, 1986 is in excess of $500,000 (as adjusted in the same manner as under Code section 415(d)) as of the date distribution is to begin under subsection 11.1(a) above, such distribution shall be made in substantially equal annual payments over a period not longer than five years plus an additional one year (up to an additional five years) for each $100,000 increment, or fraction of such increment, by which the value of the Participant's account attributable to Employer Securities acquired after December 31, 1986 exceeds $500,000, unless the Participant otherwise elects under the provisions of the Plan other than this subsection 11.1(c). In no event shall such distribution period exceed the period permitted under Code section 401(a)(9).

11.2  Put Option Requirements.

                 (a) Put Option Payment. Notwithstanding any other provisions of the Plan, in the case of a distribution of Employer Securities which are not readily tradeable on an established securities market, the Participant receiving such distribution shall have the right to exercise a put option that complies with the requirements of Code section 409(h). Such put option shall provide that if the Participant exercises the put option, the Company, or the Plan if the Plan so elects, shall repurchase all or any portion of the Employer Securities. The put option may be exercised during the six-month period beginning on the day after the date of the Participant's receipt of such distribution. If the Participant does not exercise the option to sell such Stock, the option shall lapse temporarily.

                 (b) After the end of the Plan Year in which the option described in subsection 11.2(a) above lapsed and following the valuation of the Stock, the Committee shall notify each Participant who was eligible to, but did not, exercise the option described in subsection 11.2(a) of the updated valuation and the opportunity to once again exercise the put option during the three-month period beginning on the date the notice is received. If the Participant does not exercise his or her put option within such three-month period, such option shall lapse permanently.

                 (c) Any sale pursuant to a put option shall be effected by the delivery by the Participant to the Company of written notice of the Participant's election to sell such Stock or a specified portion thereof, together with the certificates representing the shares sold duly endorsed for transfer with applicable transfer tax stamps attached thereto. Upon such delivery, the Participant will have sold, and the Company will have purchased, the number of shares specified in such notice.

                 (d) The purchase price per share payable for such shares of Stock so sold to the Company shall be the fair market value per share as of the Valuation Date immediately preceding the date of sale.

                 (e) Stock purchased pursuant to a put option shall be paid for as follows:

                          (i) If the distribution constitutes a Total Distribution, payment of the fair market value of a Participant's account shall be made in up to five substantially equal annual payments, as determined by the Committee. The first installment shall be paid not later than 30 days after the Participant exercises the put option. The Plan will pay a reasonable rate of interest and provide adequate security on amounts not paid after 30 days.

                          (ii) If the distribution does not constitute a Total Distribution, the Plan shall pay the Participant an amount equal to the fair market value of the Employer Securities repurchased no later than 30 days after the Participant exercises the put option.

                 (f) Except as hereinafter provided, the Company shall pay for the shares of Stock so sold to it by check within thirty days following the date of sale.

                 (g) At the option of the Trustee, pursuant to written directions from the Committee, the Plan may assume the rights and obligations of the Company under the above subsections as to all or any part of the shares of Stock tendered to the Company.

                 (h) If the Participant has contributed the Stock to an individual retirement account or annuity ("IRA"), the IRA trustee shall have the option to sell described in this Section 11.2.

11.3  Diversification of Investments.

                 (a) Election By Qualified Participant. Each Qualified Participant shall be permitted, within 90 days after the last day of each Plan Year during his or her Qualified Election Period, to elect to have a portion of the value of the Participant's account balance attributable to Employer Securities which were acquired by the Plan after December 31, 1986 with ESOP Contributions or earnings on ESOP Contributions distributed to him or her in accordance with subsection 11.3(b) below. The portion which a Participant may elect during the 90-day periods following the close of the first five Plan Years in the Qualified Election Period to have distributed is 25 percent of the value of the eligible Employer Securities. Within 90 days after the close of the last Plan Year in the Participant's Qualified Election Period, a Qualified Participant may direct the investment of 50 percent of the value of such account balance.

                 (b) Early Distribution Election to Diversify Investment. The Participant shall be permitted to elect to receive a distribution from the Plan (notwithstanding Code section 409(d)) of the portion of the Participant's account that is covered by the foregoing election within 90 days after the last day of the period during which the election can be made. Such distribution shall be subject to such requirements of the Plan concerning put options as would otherwise apply to a distribution of Employer Securities from the Plan. This provision shall apply notwithstanding any other provision of the Plan other than such provisions as require the consent of the Participant and the Participant's spouse to a distribution. If the Participant and the Participant's spouse do not consent to a distribution, such amount shall be retained in this Plan, and the requirement that such portion of the Participant's account be subject to diversification shall be deemed to have been satisfied.

                 (c) Determination of Amount Subject to Diversification Requirements. The portion of a Participant's account attributable to Employer Securities which were acquired by the Plan after December 31, 1986, shall be determined by multiplying the number of shares of such securities held in the account by a fraction, the numerator of which is the number of shares acquired by the Plan after December 31, 1986, and allocated to Participants' account (not to exceed the number of shares held by the Plan on the date the individual becomes a Qualified Participant) and the denominator of which is the total number of shares held by the Plan at the date the individual becomes a Qualified Participant.

11.4  Registration.

         Notwithstanding any other provision hereof, no Stock shall be distributed to any person unless such distribution is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended. If the distribution of Stock to a Participant or beneficiary is prohibited by the foregoing limitation, the Company shall take such steps as are necessary to permit the distribution of such Participant's interest in the Trust Fund.

11.5  Investment of Trust Fund.

         The investment policy of the Plan is to invest primarily in Stock. All cash received by the Trustee shall, at the written direction of the Company, be used to purchase Stock at the fair market value of the Stock, as determined under Section 11.9. At the written direction of the Company, the Trustee shall temporarily invest Trust assets, pending the purchase of Stock, as provided in the Trust agreement. In the absence of written direction from the Company, the Trustee may temporarily invest Trust assets, pending the purchase of Stock, in savings accounts, certificates of deposit and high-grade short-term securities, or such funds may be held in cash or cash equivalents.

11.6  Dividends.

         The Company may from time to time declare and pay dividends, either in cash or in shares of Stock, with respect to shares of Stock in the Trust Fund. Cash dividends paid with respect to Stock shall be allocated to the accounts of the respective Participants on the basis of the number of shares of Stock allocated to their accounts at the time such dividend is declared and dividends of Stock shall be allocated to Participants' accounts on the same basis.

11.7  Voting of Company Stock.

         If the Company has a "registration-type class of securities," as defined in Code section 409(e), each Participant or beneficiary shall be entitled to vote the shares of Stock, including fractional shares, allocated to his or her account and shall be entitled to receive all proxy materials and other information distributed to shareholders in the same manner as the other shareholders of the Company. Notwithstanding any other provision of the Plan, if the Plan has any class of securities that is not a registration-type class of securities (as defined in Code section 409(e)(4)), a Participant or beneficiary shall be entitled to direct the Trustee, in accordance with the provisions of the trust agreement, as to the manner in which voting rights will be exercised with respect to any corporate matter which involves the voting of such shares allocated to the Participant's account with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as may be prescribed in Treasury Regulations. For purposes of the foregoing sentence, each Participant will be entitled to one vote with respect to such issue and the Trustee shall vote the unallocated stock held by the Plan. In any case in which the voting rights with respect to Stock are not required to be passed through to a Participant or beneficiary in accordance with the foregoing, such Stock shall be voted by the Trustee pursuant to the written directions of the Committee, as provided in the trust agreement.

11.8  Company Stock to Be Subject to Certain Conditions.

         All shares of Stock held in the Trust Fund and all shares of Stock distributed to Participants (or beneficiaries) shall be subject to the provisions of certain Shareholder Agreements, between the

Company and its shareholders, the form of which is attached hereto as Appendix
A. All shares of Stock distributed to a Participant or his or her beneficiary shall bear such legends and statements as the Company may deem advisable to assure compliance with applicable federal and state securities laws and regulations. If requested by the Company, a recipient of shares of Stock shall, prior to receipt of such shares, deliver to the Company such written statements as the Company or its counsel may reasonably require to indicate that the recipient is acquiring such shares for his or her own account, for investment and not with the view to a distribution thereof and that the recipient of such shares understands that such shares have not been registered under the Securities Act of 1933 (the "Act") and that neither the shares nor any interest therein may be transferred, sold, assigned or conveyed except in accordance with the Act and applicable state securities laws and must therefore be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Such written statements may also require the recipient's acknowledgment that he or she understands that if, after the Stock has been held for a period of at least two years and if the provisions of Rule 144 of the General Rules and Regulations adopted under the Act are otherwise available (there being no representations by the Company that the provisions of Rule 144 will be applicable), then the recipient may make routine sales of such shares in limited amounts, in a specified manner, in accordance with other terms and conditions of Rule 144. In the case of Stock to which Rule 144 is not applicable, any sales by a recipient would have to be made in compliance with Regulation A or some other exception from the registration requirements of the Act.

11.9  Valuation of Company Stock.

         All valuations of Employer Securities which are not readily tradeable on an established securities market with respect to activities carried on by the Plan shall be made by an independent appraiser meeting requirements similar to those contained in Treasury Regulations under Code section 170(a)(1). The fees of such appraisers shall be paid by the Company or the Trust, or may be shared by each, as determined by the Company. Shares of Stock held in the Trust Fund shall be valued annually by the Company, for all purposes of the Plan, at their fair market value as of the last day of each Plan Year. In the case of purchases of Stock from Disqualified Persons, the value must be determined as of the date of the transaction.

11.10  Distribution of Cash or Company Stock.

         A Participant shall have the right to require that any distribution under this Plan be made in shares of Stock (with the value of fractional shares payable in cash). Subject to that right, the fair market value of shares of Stock may be distributed, at the election of the Participant in cash. The Committee shall advise each Participant in writing of his or her right to receive a distribution of benefits in shares of Stock before a cash distribution may be elected by the Participant.

11.11  Buy Sell Arrangements.

                 (a) The Trustee, acting in accordance with the written directions of the Committee, shall have a right of first refusal to purchase any Stock distributed to Participants or their beneficiaries which is not "publicly traded" at the time the right may be exercised. For this purpose, publicly traded refers to a security that is listed on a national securities exchange registered under section 6 of the Securities Exchange Act of 1934 (15 U.S.C. Section 78f) or that is quoted on a system sponsored by a national securities association registered under section 15A(b) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78o). If a Participant or his or her beneficiary proposes to sell, transfer or otherwise dispose (whether by gift or otherwise) of any Stock received as a distribution from the Plan, the Participant or beneficiary, as the case may be, shall first make an offer to the Trustee to sell such Stock to the Trust and Plan. The selling price for the Stock shall be equal to the greater of (i) the appraised value of the Stock as of the date of the transaction, if the seller is a Disqualified Person, or as of the most recent Valuation Date in all other cases, determined in good faith by an independent appraiser as described in Section 11.9, or (ii) the purchase price and other terms offered by a third party buyer making a good faith offer to purchase the Stock. The Trustee shall have a 14-day period after receipt of the offer from the Participant or beneficiary to elect to purchase all, but not less than all, of the shares of Stock so offered. The Trustee shall give written notice to the offering Participant or beneficiary within the required 14-day period of its election to purchase the Stock so offered and the closing of the purchase of the Stock shall occur within 20 business days after the date of the written acceptance of the offer by the Trustee. At that time, the Participant or the beneficiary shall transfer and assign the Stock so sold to the Trustee, free of all liens or other interests by any other party with respect to the shares and the Trustee shall deliver its check for the purchase price to the selling Participant or beneficiary.

                 (b) In order to fully implement the purposes of the Plan, the Trustee, acting in accordance with the written directions of the Committee, shall enter into such agreements or other arrangements pursuant to which the Trust will have the option to acquire by purchase the Stock of a deceased stockholder party to such agreement under such circumstances and upon such terms as the Committee shall deem in the best interests of the Plan. Any such agreement shall provide that the price to be paid by the Trustee for such Stock shall be no more than the fair market value of the Stock as of the last valuation date immediately preceding such deceased stockholder's death and the price shall not exceed the fair market value of such Stock as of the date of purchase, as determined by the Committee under Section 11.9. In order to fund, whether in whole or in part, the purchase of Stock pursuant to any such agreement, the Trustee, acting pursuant to the written directions of the Committee, may invest in such life insurance contract or contracts on the life of any stockholder who is a party to any such agreement as may be required by any such agreement, or which may be payable on death to the Trust as beneficiary, and any such contracts shall be vested exclusively in the Trustee for the benefit of the Trust as a whole.



                                  ARTICLE XII
                       COMPANY STOCK PURCHASED WITH LOANS

12.1  Prohibition Against Non-Exempt Loans.

         In general, the term "loan" refers to a loan made to the Plan by a Disqualified Person or a loan to the Plan that is guaranteed by a Disqualified Person. It includes a direct loan of cash, a purchase-money transaction, and an assumption of the obligation of the Plan. "Guarantee" includes an unsecured guarantee and the use of assets of a Disqualified Person as collateral for a loan, even though the use of assets may not be a guarantee under applicable state law. An amendment of a loan in order to qualify as an "Exempt Loan" (as defined herein) is not a refinancing of the loan or the making of another loan.
Notwithstanding anything to the contrary contained in the Plan or Trust agreement, no loan shall be made to the Plan unless such loan is a loan which satisfies all of the following requirements (an "Exempt Loan"):

                 (a) Primary Benefit Requirement. The loan must be primarily for the benefit of the Plan Participants and their beneficiaries. In addition, at the time the loan is made, the interest rate for the loan and the price of the Stock to be acquired with the loan proceeds should not be such that Plan assets might be drained off and the terms of the loan, whether or not between independent parties, must be at least as favorable to the Plan as the terms of a comparable loan resulting from arm's-length negotiations between independent parties.

                 (b) Use of Loan Proceeds. The proceeds of the loan must be used within a reasonable time after their receipt by the Plan only for any or all of the following purposes:

                          (i)     To acquire Stock.

                          (ii)    To repay such loan.

                          (iii) To repay a prior Exempt Loan. A new loan, the proceeds of which are so used, must satisfy all of the provisions of this subsection 12.1. Except as provided in subsection 12.1(g) below, or as otherwise required by applicable law, no Stock acquired with the proceeds of the loan may be subject to a put, call, or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan, whether or not the Plan is still an ESOP at such time.

                 (c) Liability and Collateral of Plan for Loan. The loan must be without recourse against the Plan and the only assets of the Plan that may be given as collateral on the loan are assets acquired with the proceeds of the loan and assets that were used as collateral on a prior Exempt Loan repaid with the proceeds of the current loan. No person entitled to payment under the loan shall have any right to assets of the Plan other than:

                          (i)     collateral given for the loan,

                          (ii) contributions (other than contributions of employer securities) that are made under the Plan to meet its obligations under the loan, and

                          (iii) earnings attributable to such collateral and the investment of such contributions.

The payments made by the Plan with respect to the loan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such payments in prior years. Such contributions and earnings must be accounted for separately in the books of account of the Plan until the loan is repaid. Notwithstanding the foregoing, shares of

Stock attributable to tax credit contributions shall not be used as collateral for a loan to the Plan or to satisfy a loan made to the Plan.

                 (d) Default. In the event of default upon the loan, the value of Plan assets transferred in satisfaction of the loan must not exceed the amount of default. If the lender is a Disqualified Person, the loan must provide for a transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan. For the purposes of this Subsection 12.1(d), the making of a guarantee does not make a person a lender.

                 (e) Reasonable Rate of Interest. The interest rate of the loan must not be in excess of a reasonable rate of interest. All relevant factors will be considered in determining a reasonable rate of interest, including the amount and duration of the loan, the security and guarantee (if any) involved, the credit standing of the Plan and the guarantor (if any), and the interest rate prevailing for comparable loans. When these factors are considered, a variable interest rate may be reasonable.

                 (f) Release From Encumbrance. Shares of Stock purchased with the loan shall be allocated to a special suspense account and released from the suspense account (and the encumbrance) in accordance with this subsection 12.1(f). Shares of Stock released from the suspense account shall be allocated to the Participants' Company Contributions accounts. In general, the loan must provide for the release from encumbrance under this subsection of Plan assets used as collateral for the loan. For each Plan Year during the duration of the loan, the number of shares of Stock released must equal the number of encumbered shares of Stock held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid for the year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future years. The number of future years under the loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods. If the interest rate under the loan is variable, the interest to be paid in future years must be computed by using the interest rate applicable as of the end of the Plan Year. If collateral includes more than one class of Stock, the number of shares of Stock of each class to be released for a Plan Year must be determined by applying the same fraction to each class. Notwithstanding the foregoing, a loan will not fail to satisfy this Subsection 12.1(f) merely because the number of shares of Stock to be released from encumbrance is determined solely with reference to principal payments. However, if release is determined with reference to principal payments only, the following three additional rules apply:

                          (i) the loan shall provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for 10 years;

                          (ii) the interest included in any payment with respect to the loan shall be disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and

                          (iii) these additional rules shall not apply from the time that, by reason of a renewal, extension, or refinancing, the sum of the expired duration of the loan, the renewal period, the extension period, and the duration of a new loan exceeds 10 years.

                 (g) Put Option. Stock acquired by the Plan with the proceeds of the loan shall be subject to a put option if it is not tradeable on an established market or if it is subject to restriction under any federal or state securities law, any regulation thereunder, or an agreement, not prohibited by this Article XII, which would make the security not as freely tradeable as one not subject to such restriction. The put option shall be exercisable only by a Participant, by a Participant's donees, or by a person (including an estate or its distributee) to whom the security passes by reason of a Participant's death. For purposes of this subsection 12.1(g), "Participant" means a Participant and beneficiaries of the Participant under the Plan. The put option shall permit a Participant to put the security to the Company as described in Section 11.2. At the option of the Trustee, the Plan may assume the rights and obligations of the Company as to all or any part of the shares tendered to the Company. If it is known at the time the loan is made that federal or state law will be violated by the Company's honoring such put option, the put option must permit the security to be put, in a manner consistent with such law, to a third party (e.g., an affiliate of the Company or a shareholder other than the Plan) that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial.

12.2  Voting Rights.

         Stock acquired with the proceeds of an Exempt Loan that is allocated to Participants' accounts shall be subject to the voting rights described in
Section 11.8. Stock acquired with the proceeds of an Exempt Loan that has not been allocated to the accounts Participant shall be voted by the Trustee in accordance with the written direction of the Committee.

12.3  Allocation to Accounts of Participants.

                 (a) Except as provided in this Section 12.3, amounts contributed to the Plan must be allocated as provided under Treasury Regulations sections 1.401-1(b)(ii) and (iii), and securities acquired by the Plan must be accounted for as provided under Treasury Regulations section 1.402(a)-1(b)(2)(ii).

                 (b) As of the end of each Plan Year, the Plan must consistently allocate to the Participants' accounts nonmonetary units representing Participants' interests in assets withdrawn from the suspense account.

                 (c) Income with respect to securities acquired with the proceeds of an Exempt Loan must be allocated as income of the Plan except to the extent that the Plan provides for the use of income from such securities to repay the Loan.

                 (d) If a portion of a Participant's Company Contributions account is forfeited, Stock allocated under Subsection 12.2(b) above must be forfeited only after other assets. If interests in more than one class of Employer Securities have been allocated to the Participant's Company

Contributions account, the Participant must be treated as forfeiting the same proportion of each such class.

12.4  Non-Terminable Provisions.

         Notwithstanding the fact that the Plan may cease to be an Employee Stock Ownership Plan, Stock acquired with proceeds of an Exempt Loan shall continue to be subject to the provisions of this Article XII.


                                  ARTICLE XIII
                      PLAN ADOPTION BY AFFILIATED ENTITIES

13.1  Adoption of Plan.

         Alfalfa's may permit any Affiliated Entity to adopt the Plan and Trust for its Employees. Thereafter, such Affiliated Entity shall deliver to the Trustee a certified copy of the resolutions or other documents evidencing its adoption of the Plan and Trust. Such Affiliated Entity shall also execute a copy of the Trust. The Employees of the Affiliated Entity adopting the Plan shall not be eligible to invest their Accounts in Stock until the applicable reporting and registration requirements of the securities laws are complied with.

13.2  Agent of Affiliated Entity.

         By becoming a party to the Plan, each Affiliated Entity appoints Alfalfa's as its agent with authority to act for the Affiliated Entity in all transactions in which Alfalfa's believes such agency will facilitate the administration of the Plan. Alfalfa's shall have the sole authority to amend and terminate the Plan.

13.3  Disaffiliation and Withdrawal from Plan.

                 (a) Disaffiliation. Any Affiliated Entity that has adopted the Plan and thereafter ceases for any reason to be an Affiliated Entity shall forthwith cease to be a party to the Plan.

                 (b) Withdrawal. Any Affiliated Entity may, by appropriate action and written notice thereof to Alfalfa's, provide for the discontinuance of its participation in the Plan. Such withdrawal from the Plan shall not be effective until the end of the Plan Year.

13.4  Effect of Disaffiliation or Withdrawal.

         If at the time of disaffiliation or withdrawal, the disaffiliating or withdrawing entity, by appropriate action, adopts a substantially identical plan that provides for direct transfers from this Plan, then, as to employees of such entity, no plan termination shall have occurred; the new plan shall be deemed a continuation of this Plan for such employees. In such case, the Trustee shall transfer to the trustee of the new plan all of the assets held for the benefit of employees of the disaffiliating or withdrawing entity, and no forfeitures or acceleration of vesting shall occur solely by reason of such action. Such payment shall operate as a complete discharge of the Trustee, and of all organizations except the disaffiliating or withdrawing entity, of all obligations under this Plan to employees of the disaffiliating or withdrawing entity and to their beneficiaries. A new plan shall not be deemed substantially identical to this Plan if it provides slower vesting than this Plan. Nothing in this Section shall authorize the divesting of any vested portion of a Participant's account(s).

13.5  Distribution Upon Disaffiliation or Withdrawal.

                 (a) Disaffiliation. If an entity disaffiliates from the Company and the provisions of Section 13.4 are not followed, then the following rules apply to the account(s) of employees of the disaffiliating entity.

                          (i) If the disaffiliating entity maintains a defined contribution plan (other than an employee stock ownership plan within the meaning of Code section 4975(e)(7)), then, if the other plan will accept such a transfer, the Trustee shall transfer the employee's account(s) to the other plan unless the employee consents to an immediate distribution in a lump sum (other than an annuity) of the vested portion of his account(s); if the other plan will not accept such a transfer, the account(s) shall remain in this Plan until the employee elects to make a distribution pursuant to Article VI.

                          (ii) If the disaffiliating entity does not maintain a defined contribution plan (other than an employee stock ownership plan within the meaning of Code section 4975(e)(7)), then the Trustee shall distribute the vested portion of the employee's account(s) to the employee in a lump sum (other than an annuity), upon the consent of the employee. If the employee does not consent to an immediate distribution, then distribution may only be made according to Article VI.

                 (b) Withdrawal. If an Affiliated Entity withdraws from the Plan and the provisions of Section 13.4 are not followed, then the following rules apply to the account(s) of Employees of the withdrawing entity.

                          (i) If the withdrawing entity maintains a defined contribution plan that accepts transfers from this Plan, then the Employee may transfer his account(s) from this Plan to such plan. No forfeitures or acceleration of vesting shall occur solely by reason of such transfer.

                          (ii) If the withdrawing entity does not maintain a defined contribution plan that accepts transfers from this Plan, then the Employee's account(s) shall remain in this Plan.

                 (c) Distributions. Any distribution or transfer made pursuant to this Section may be in cash, in kind, or partly in cash and partly in kind. After such distribution or transfer has been made, no Participant or beneficiary who has received any such distribution, or for whom any such transfer has been made, shall have any further right or claim under the Plan or Trust.


                                  ARTICLE XIV
                              TOP-HEAVY PROVISIONS

14.1  Application of Top-Heavy Provisions.

         The provisions of this Article XIV shall be applicable only if the Plan becomes "top-heavy" as defined below for any Plan Year beginning after December 31, 1983. If the Plan becomes "top-heavy" as of the Determination Date for a Plan Year, the provisions of this Article XIV shall apply to the Plan effective as of the first day of such Plan Year and shall continue to apply to the Plan (whether or not the Plan ceases to be "top-heavy") until the Plan is terminated or otherwise amended.

14.2  Determination of Top-Heavy Status.

         The Plan shall be considered "top-heavy" for a Plan Year if, as of the Determination Date for that Plan Year, the aggregate of the account balances (as calculated according to the regulations under Code section 416) of Key Employees under this Plan (and under all other plans required or permitted to be aggregated with this Plan) exceeds 60% of the aggregate of the account balances (as calculated according to the regulations under Code section 416) in this Plan (and under all other plans required or permitted to be aggregated with this Plan) of all current Employees and all former Employees who terminated employment within five years of the Determination Date. This ratio shall be referred to as the "top-heavy ratio". For purposes of determining the account balance of any Participant, distributions made with respect to such individual within a five-year period ending on the Determination Date shall be included. This shall also apply to distributions under a terminated plan that, if it had not been terminated, would have been required to be included in an aggregation group. The account balances of a Participant who had once been a Key Employee, but who is not a Key Employee during the Plan Year, shall not be taken into account. The following plans must be aggregated with this Plan for the top-heavy test: (a) a qualified plan maintained by the Company or an Affiliated Entity in which a Key Employee participated during this Plan Year or during the previous four Plan Years and (b) any other qualified plan maintained by the Company or an Affiliated Entity that enables this Plan or any plan described in clause (a) to meet the requirements of Code sections 401(a) and
410. The following plans may be aggregated with this Plan for the top-heavy test: any qualified plan maintained by the Company or an Affiliated Entity that, in combination with the Plan or any plan required to be aggregated with this Plan when testing this Plan for top-heaviness, would satisfy the requirements of Code sections 401(a) and 410. If one or more of the plans required or permitted to be aggregated with this Plan is a defined benefit plan, a Participant's "account balance" shall equal the present value of his accrued benefit, including any distributions within five years of the Determination Date. If the aggregation group includes more than one defined benefit plan, the same actuarial assumptions shall be used with respect to each such defined benefit plan. The foregoing top-heavy ratio shall be computed in accordance with the provisions of Code section 416(g), together with the regulations and rulings thereunder.

14.3  Special Vesting Rule.

         Notwithstanding the provisions of Section 5.1 hereof to the contrary, the amount credited to the Participant's Company Contributions account shall vest in accordance with the following schedule during any top-heavy Plan Year:

                     Years of Service                          Vested Percentage
                     ----------------                          -----------------
                       fewer than 2                                    0
                            2                                         20
                            3                                         40
                            4                                         60
                            5                                         80
                        6 or more                                    100

14.4  Special Minimum Contribution.

         (a) Notwithstanding the provisions of Section 3.1 and Article IV to the contrary, and subject to subsection (b), in every top-heavy Plan Year, a minimum allocation is required for each Non-Key Employee who both (i) performed one or more Hours of Service during the Plan Year as a Covered Employee after satisfying any eligibility requirement of Section 2.1, and (ii) was an Employee on the last day of the Plan Year. This minimum allocation is required regardless of whether such Non-Key Employee received credit for 1,000 or more Hours of Service or made any required contributions to the Plan for such Plan Year. The minimum allocation shall be a percentage of such Non-Key Employee's Compensation. The percentage shall be the lesser of 3% or the largest percentage of any Key Employee's Compensation. For all Key and Non-Key Employees, this percentage takes into account all Company Contributions and forfeitures, except for amounts used to restore the accounts of a rehired or missing Participant, allocated for the Plan Year. If this minimum allocation is not satisfied for any Non-Key Employee, the Company shall contribute the additional amount needed to satisfy this requirement to such Non-Key Employee's Company Contributions account.

         (b)     The Company or an Affiliated Entity also maintains a Code
section 401(k) plan. Notwithstanding subsection (a), the minimum contribution required by this section for Non-Key Employees who participate in both plans shall be provided in the 401(k) plan. The minimum contribution required by this section for Non-Key Employees who participate in this Plan only shall be provided in this Plan, as specified in subsection (a).

14.5  Change in Top-Heavy Status.

         If the Plan ceases to be a "top-heavy" plan as defined in this Article XIV, and if any change in the benefit structure, vesting schedule or other component of a Participant's accrued benefit shall occur as a result of such change in top-heavy status, the nonforfeitable portion of each Participant's benefit attributable to Company Contributions shall not be decreased as a result of such change. In addition, each Participant with at least three Years of Service with the Company and Affiliated

Entities on the date of such change, may elect to have his nonforfeitable percentage computed under the Plan without regard to such change in status.
The period during which the election may be made shall commence on the date the Plan ceases to be a top-heavy plan and shall end on the later of (a) 60 days after the change in status occurs, (b) 60 days after the change in status becomes effective, or (c) 60 days after the Participant is issued written notice of the change by the Company or the Committee.


                                   ARTICLE XV
                                 MISCELLANEOUS

15.1  Right to Dismiss Employees - No Employment Contract.

         The Company and Affiliated Entities may terminate the employment of any Employee as freely and with the same effect as if this Plan were not in existence. Participation in this Plan by an Employee shall not constitute an express or implied contract of employment between the Company or an Affiliated Entity and the Employee.

15.2  Claims Procedure.

                 (a) All claims shall be filed in writing by the Participant, his beneficiary, or the authorized representative of the claimant, by completing the procedures that the Committee requires. The procedures shall be reasonable and may include the completion of forms and the submission of documents and additional information. For purposes of this Section, a request for an in-service withdrawal shall be considered a claim.

                 (b) The Committee shall review all materials and shall decide whether to approve or deny the claim. If a claim is denied in whole or in part, written notice of denial shall be furnished by the Committee to the claimant within 90 days after the receipt of the claim by the Committee, unless special circumstances require an extension of time for processing the claim, in which event notification of the extension shall be provided to the claimant and the extension shall not exceed 90 days. The written notice shall set forth the specific reasons for such denial, specific reference to pertinent Plan provisions, a description of any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is necessary, all written in a manner calculated to be understood by the claimant. The notice shall include appropriate information as to the steps to be taken if the claimant wishes to submit his denied claim for review. The claimant may request a review upon written application, may review pertinent documents, and may submit issues or comments in writing. The claimant must request a review within the reasonable period of time prescribed by the Committee. In no event shall such a period of time be less than 60 days. The Committee shall decide all reviews of denied claims. A decision on review shall be rendered within 60 days of the receipt of request for review by the Committee. If special circumstances require a further extension of time for processing, a decision shall be rendered not later than 120 days following the Committee's receipt of the request for review. If such an extension of time for review is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The Committee's decision on review shall be furnished to the claimant. Such decision shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based.

                 (c) The Committee shall have total discretionary authority to determine eligibility, status, and the rights of all individuals under the Plan and to construe any and all terms of the Plan.

15.3  Source of Benefits.

         All benefits payable under the Plan shall be paid solely from the Trust Fund, and the Company and Affiliated Entities assume no liability or responsibility therefor.

15.4  Exclusive Benefit of Employees.

         It is the intention of the Company that no part of the Trust, other than as provided in Sections 3.3, 9.2, and 15.9 hereof and Section 7.3 of the Trust agreement, ever to be used for or diverted to purposes other than for the exclusive benefit of Participants, Alternate Payees, and their beneficiaries, and that this Plan shall be construed to follow the spirit and intent of the Code and ERISA.

15.5  Forms of Notices.

         Wherever provision is made in the Plan for the filing of any notice, election, or designation by a Participant, Spouse, Alternate Payee, or beneficiary, the action of such individual shall be evidenced by the execution of such form as the Committee may prescribe for the purpose.

15.6  Failure of Any Other Entity to Qualify.

         If any entity adopts this Plan but fails to obtain or retain the qualification of the Plan under the applicable provisions of the Code, such entity shall withdraw from this Plan upon a determination by the Internal Revenue Service that it has failed to obtain or retain such qualification. Within 30 days after the date of such determination, the assets of the Trust Fund held for the benefit of the Employees of such entity shall be separately accounted for and disposed of in accordance with the Plan and Trust.

15.7  Notice of Adoption of the Plan.

         The Company shall provide each of its Employees with notice of the adoption of this Plan, notice of any amendments to the Plan, and notice of the salient provisions of the Plan prior to the end of the first Plan Year. A complete copy of the Plan shall also be made available for inspection by Employees or any other individual with an account balance under the Plan.





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15.8  Plan Merger.

         If this Plan is merged or consolidated with, or its assets or liabilities are transferred to, any other qualified plan of deferred compensation, each Participant shall be entitled to receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if this Plan had then been terminated.

15.9  Inalienability of Benefits - Domestic Relations Orders.

                 (a) Except as provided in Subsection (b) below, no Participant or beneficiary shall have any right to assign, alienate, transfer, hypothecate, encumber or anticipate his interest in any benefits under this Plan, nor shall such benefits be subject to any legal process to levy upon or attach the same for payment of any claim against any such Participant or beneficiary.

                 (b) Subsection (a) shall apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a Domestic Relations Order unless such Domestic Relations Order is a QDRO in which case the Plan shall make payment of benefits in accordance with the applicable requirements of any such QDRO.

                 (c)      In order to be a QDRO, the Domestic Relations Order:
(i) must clearly specify the name and the last known mailing address of the Participant; (ii) must specify the name and mailing address of each Alternate Payee covered by the order; (iii) must specify either the amount or percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined;
(iv) must specify the number of payments or period to which such order applies;
(v) must specify each plan to which such order applies; (vi) may not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, subject to the provisions of Paragraph (f)(ii); (vii) may not require the Plan to provide increased benefits (determined on the basis of actuarial value); (viii) may not require the payment of benefits to an Alternate Payee if such benefits have already been designated to be paid to another Alternate Payee under another order previously determined to be a QDRO.

                 (d) In the case of any payment before an Employee has separated from service, a Domestic Relations Order shall not be treated as failing to meet the requirements of Subsection (c) solely because such order requires that payment of benefits be made to an Alternate Payee (i) on or after the date on which the Employee attains (or would have attained) his earliest retirement age, (ii) as if the Employee had retired on the date on which such payment is to begin under such order (but taking into account only the account balance on such date), and (iii) in any form in which such benefits may be paid under the Plan to the Employee. The earliest retirement age is the earlier of
(i) the date on which the Employee is entitled to a distribution under the Plan, or (ii) the later of (A) the date the Employee attains age 50, or (B) the earliest date on which the Employee could begin receiving benefits under the Plan if the Employee separated from service. For purposes of this Subsection, the account balance as of the date specified in the QDRO shall be the vested portion of the Employee's account(s) on such date.





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
                 (e) The Committee shall establish reasonable procedures to determine the qualified status of Domestic Relations Orders and to administer distributions under QDRO's. Such procedures shall be in writing and shall permit an Alternate Payee to designate a representative to receive copies of notices. When the Committee receives a Domestic Relations Order, it shall promptly notify the Participant and each Alternate Payee of such receipt and provide them with copies of the Plan's procedures for determining the qualified status of the order. Within a reasonable period after receipt of a Domestic Relations Order, the Committee shall determine whether such order is a QDRO and notify the Participant and each Alternate Payee of such determination. During any period in which the issue of whether a Domestic Relations Order is a QDRO is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), the Committee shall separately account for the amounts payable to the Alternate Payee if the order is determined to be a QDRO. If the order (or modification thereof) is determined to be a QDRO within 18 months after the date the first payment would have been required by such order, the Committee shall pay the amounts separately accounted for (plus any interest thereon) to the individual(s) entitled thereto. However, if the Committee determines that the order is not a QDRO, or if the issue as to whether such order is a QDRO has not been resolved within 18 months after the date the first payment would have been required by such order, then the Committee shall pay the amounts separately accounted for (plus any interest thereon) to the individual(s) who would have been entitled to such amounts if there had been no order. Any determination that an order is a QDRO that is made after the close of the 18-month period shall be applied prospectively only. If the Plan's fiduciaries act in accordance with fiduciary provisions of ERISA in treating a Domestic Relations Order as being (or not being) a QDRO or in taking action in accordance with this Subsection, then the Plan's obligation to the Participant and each Alternate Payee shall be discharged to the extent of any payment made pursuant to the acts of such fiduciaries.

                 (f) The Alternate Payee shall have the following rights under the Plan:

                          (i)     The Alternate Payee may designate
         beneficiaries in the same  manner as a Participant, pursuant to
         Section 6.1. However, any such beneficiary designation shall be effective without the consent of the spouse of the Alternate Payee.
         In the absence of an effective beneficiary designation, the distributable amount of the Alternate Payee's account(s) shall be paid to his surviving spouse; or if none, in equal shares to his surviving children and issue of deceased children by right of representation; or if none, in equal shares to each surviving parent; or if none, to his estate.

                          (ii) Distribution to an Alternate Payee must occur on or before the Participant's Required Beginning Date. An Alternate Payee may only receive a distribution in the form of a lump sum of his entire interest in the Plan. The minimum distribution required by Code section 401(a)(9) shall be determined according to the regulations issued under Code section 401(a)(9).

                          (iii) Upon the death of an Alternate Payee, the Alternate Payee's entire interest in the Plan shall be distributed in a lump sum by the end of the calendar year containing the fifth anniversary of the Alternate Payee's death.





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
                          (iv) The Alternate Payee (or his beneficiary) may bring claims against the Plan in the same manner as a Participant pursuant to Section 15.2.

15.10  Payments Due Minors or Incapacitated Individuals.

         If any individual entitled to a payment under the Plan is a minor, or if the Committee determines that any such individual is incapacitated by reason of physical or mental disability, whether or not legally adjudicated as such, the Committee shall have the power to cause the payments becoming due to such individual to be made to his personal representative or to another for his benefit, without responsibility of the Committee or the Trustee to see to the application of such payments. Payments made pursuant to such power shall operate as a complete discharge of the Trust Fund, the Trustee and the Committee.

15.11  Uniformity of Application.

         The provisions of this Plan shall be applied in a uniform and non-discriminatory manner in accordance with rules adopted by the Committee which rules shall be systematically followed and consistently applied so that all individuals similarly situated shall be treated alike.

15.12  Disposition of Unclaimed Payments.

         Each Participant, Alternate Payee, or beneficiary with an account balance in this Plan must file with the Committee from time to time in writing his address, the address of each of his beneficiaries (if applicable), and each change of address. Any communication, statement or notice addressed to such individual at his last address filed with the Committee (or if no address is filed with the Committee then at his last address as shown on the Company's records) will be binding on such individual for all purposes of the Plan. Neither the Committee nor the Trustee shall be required to search for or locate any missing individual. If the Committee notifies an individual that he is entitled to a distribution and also notifies him of the provisions of this Section, and the individual fails to claim his benefits under the Plan or make his address known to the Committee within five calendar years after the notification, the benefits under the Plan of such individual either (a) shall be forfeited as of the end of the Plan Year coincident with or following the five-year waiting period, or (b) shall continue to be held in the Trust Fund for the benefit of the individual, as the Committee in its discretion determines. Any amount forfeited pursuant to this Section shall be allocated pursuant to Section 5.5. If the individual should later make a claim for his forfeited benefit, the Company shall make a special contribution to the Plan equal to the forfeiture, and such amount shall be distributed to the individual.

15.13  Pronouns:  Gender and Number.

         Unless the context clearly indicates otherwise, words in either gender shall include the other gender and the singular shall include the plural and vice versa.





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
15.14  Applicable Law.

         This Plan shall be construed and regulated by ERISA, the Code, and, to the extent applicable, the laws of the State of Colorado.




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